UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2020

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Palmer Square Income Plus Fund

(Ticker: PSYPX)

Palmer Square Ultra-Short Duration Investment Grade Fund

(Ticker: PSDSX)

ANNUAL REPORT

JUNE 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds, if you hold your shares directly with the Funds, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Funds, you may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at (866) 933-9033 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports at (866) 933-9033 or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Managers Series Trust’s Funds you hold directly or through your financial intermediary, as applicable.

Palmer Square Funds

Each a series of Investment Managers Series Trust

Table of Contents

Income Plus Fund
Letter to Shareholders	1
Fund Performance	10
Schedule of Investments	12
Statement of Assets and Liabilities	38
Statement of Operations	39
Statements of Changes in Net Assets	40
Financial Highlights	41

Ultra-Short Duration Investment Grade Fund
Letter to Shareholders	42
Fund Performance	48
Schedule of Investments	49
Statement of Assets and Liabilities	60
Statement of Operations	61
Statements of Changes in Net Assets	62
Financial Highlights	63

Notes to Financial Statements	64
Report of Independent Registered Public Accounting Firm	79
Supplemental Information	81
Expense Examples	85

This report and the financial statements contained herein are provided for the general information of the shareholders of the Palmer Square Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.palmersquarefunds.com

Palmer Square Income Plus Fund (PSYPX)

June 2020

Fund Refresher

As a refresher, the investment objective of the Palmer Square Income Plus Fund (“PSYPX” or the “Fund”) is income and capital appreciation. To seek to achieve that investment objective, the investment team employs a flexible mandate to find the best relative value across all of corporate credit and structured credit. The Fund has also historically maintained low interest rate duration* and high credit quality. The Fund is generally invested in a diversified pool of floating and fixed rate investment grade (“IG”) short duration corporate bonds, collateralized loan obligation (“CLO”) debt, bank loans and other securities such as traditional asset-backed securities (“ABS”). We believe the Fund potentially provides a diversified stream of income while exhibiting low correlation to the Bloomberg Barclays 1-3 Year U.S. Corporate Index and negative/low correlation to the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Agg”). Due to the Fund’s high-quality bias we are very comfortable with the underlying credit quality of the holdings and ability to avoid credit losses; over 86% of the portfolio is rated investment grade and over 51% is rated A or higher. Spread duration* is 3.23 years.

What is the Fund trying to achieve in today’s market to benefit clients?

•	Income Capture – We have historically captured significant yield.
•	Diversification – We have had minimal interest rate duration which drives lower correlation to interest rate sensitive fixed income such as those investments which comprise the Barclays Agg and Bloomberg Barclays 1-3 Year U.S. Corporate Index.
•	Exposure to an Expanded Universe of Credit – Opportunity exists beyond traditional options such as government bonds, municipal bonds, agencies, etc.
•	Total Return – The Fund also seeks capital appreciation through opportunistic portfolio rotations driven by the Investment Team’s assessment of relative value. Please note that the Fund can invest up to 30% in high yield-rated (“HY”) securities. As an example, the opportunity in BB-rated loans in December 2018 and BB-rated CLOs in October 2019 were great examples of our ability to be nimble and generate returns for the Fund.

Portfolio Snapshot

Please refer to the table below for a portfolio snapshot by quarter.

	9/30/2019	12/31/2019	3/31/2020	6/30/2020
Interest Rate Duration	0.44 yrs	0.41 yrs	0.41 yrs	0.72 yrs
Spread Duration	2.08 yrs	2.03 yrs	2.67 yrs	3.23 yrs
Yield to Expected Call*	3.47%	3.41%	5.18%	2.47%
Yield to Maturity	3.41%	3.38%	4.57%	2.39%
Current Yield	3.85%	3.68%	3.34%	2.72%
30-day SEC Yield (net of fees)	3.13%	2.92%	2.60%	1.68%
30-day SEC Yield (gross of fees)	3.14%	3.00%	2.63%	1.70%

The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. *Please see Notes and Disclosure for definitions and credit rating information.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

1

Summary Themes: V-Shaped Recovery in Asset Prices; Portfolio Rotations; Pockets of Relative Value Remain in High Yield BBs, CLO AAAs, and TALF (Term Asset-Backed Securities Loan Facility) -eligible CMBS AAAs

Theme I. V-Shaped Recovery in Asset Prices

»	What a difference 3 months make. The 2nd quarter of 2020 was almost a mirror opposite of the 1st quarter, breaking records on many fronts. While the fundamental recovery in growth, jobs and earnings is likely to be more “Swoosh-Shaped” taking several months or quarter to fully recover to pre-COVID levels, the recovery in most asset prices has certainly been “V-Shaped”. IG bonds returned 9.0% in Q2 (best since Q2 2009), HY bonds returned 10.2% (best since Q1 2009), bank loans returned 9.7%, the S&P 500 Index was up 20.5% (best quarter since 1975) and the Nasdaq is now at +12.7% for the year and breaking new highs. The 2nd quarter also broke records for IG bond issuance, with over $1.17 trillion of gross issuance. This is 2 times the amount issued in first half of 2019 and already 7% higher than all of 2019.

Index Return Summary	Q1 2020	Q2 2020	1H 2020
IG Bonds	-3.6%	9.0%	5.0%
HY Bonds	-12.7%	10.2%	-3.8%
Bank Loans	-13.2%	9.7%	-4.8%
S&P 500	-19.6%	20.5%	-3.1%
Nasdaq	-13.9%	30.9%	12.7%

Please see Notes and Disclosure for definitions of these indices.

»	A lot has been written/discussed on whether this snap back in risk is justified given the severity of the economic destruction caused by COVID-19 and the ensuing shutdowns as well as the fact that the virus does not yet seemed to be “under control”. Clearly, the enormous policy response from governments and central banks explains a lot of this move. Indeed, governments globally have introduced over $19 trillion in fiscal and monetary stimulus already and continue to message to the market they can do more if necessary. But relying on the proverbial “Fed Put” is not a sustainable investment strategy, and that is especially true in the credit markets.

Theme II. Portfolio Rotations

»	The 2nd quarter was one of the busiest quarters ever for the Fund. As we pointed out in our Q1 Investment Update letter, we began adding risk in mid/late March focusing first on truly dislocated front-end IG bonds. The large exodus from retail bond funds led to indiscriminate selling of high-quality bonds to meet redemptions. And in the final two weeks of March we were able to purchase AA and A-rated 1-3Y bonds of many of America’s strongest companies (e.g. Apple, IBM, Johnson & Johnson, Nike, Cisco, Amazon, etc.) at steep discounts to par and with credit spreads above 500bps in some cases.

»	In April and May we continued to add IG bond exposure in both the secondary (steep price discounts) and primary market (attractive spread concessions). In total we increased our IG bond exposure to 38.5% at the end of May from 26.3% at the end of March. HY exposure was also modestly increased. Over this period we also reduced loan exposure to 6.1%, selling various low coupon (L+175) loans that rallied back into the high $90s on a cash price basis. On the structured side, we tactically added CLO AAAs in early April in the 250-275 DM (discount margin) range and added some CLO BBB/BB bonds in the $60-80 price range. We subsequently reduced some CLO AAA in late May in the 175-200 DM range.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

2

»	Credit spreads continued to rally into June at which point we began to take profit on various IG bond positions that had rallied back to, or even through in some cases, pre-COVID levels. In many cases we sold bonds inside of 50bps that we had purchased in the 300bps context in April (equal to 15-20 points of appreciation). In late June we began rotating out of tight-trading BBB bonds and into BB HY bonds which continue to screen as relatively attractive to BBBs as well as historical average levels. On the structured side, we took profit in June as well, selling some CLO BBB/ BB risk up 10-20pts and rotating part of this exposure back into CLO AAAs which didn’t rally as much as other credit asset classes.

»	Overall, the Fund took full advantage of the rally in credit, net adding significant risk in April/May but then taking profit and building back up dry powder* in late June after spreads, for some sub-classes of credit, have retraced* back to pre-COVID levels.

Theme III. Pockets of Relative Value Remain in High Yield BB, CLO AAAs, and TALF-eligible CMBS AAAs

»	Despite the rally, we still see pockets of value in certain parts of the market. One way to compare the relative value of various credit asset classes is to compare how much they have retraced from the price lows / spread wides. The idea is that some asset classes have shown a tendency to recover more quickly than others (adjusted for risk) due to technical factors such as fund flows, investor limitations, the size of the asset class, etc. The table below shows the trough valuations of various credit sub-classes during the last 5 major recessions/spread widening events, including the COVID-19 trough on 3/23/20. We then show by how much prices/yields/spreads have retraced on a percentage basis. As you can see IG bonds have retraced 81% of the spread widening while HY BB bonds have only retraced 61%. Likewise, CLO AAA spreads have only retraced 63% as well, less than bank loans and IG bonds. As such, as we enter the 3rd quarter we see relative value in both HY BB bonds and CLO AAA tranches, both of which are trading well wide of 10-year average spread levels and even more wide of pre-COVID levels. And while we don’t necessarily expect spreads to get back to pre-COVID levels anytime soon, we do expect HY BBs and CLO AAA spreads to outperform other credit sub-classes in the near-to-medium term. We have been able to source HY BB bonds from issuers with little to no COVID impact at spreads 400-500bps range that were trading in the 150-200bps range pre-COVID. Similarly, we have also be accumulating CLO AAA tranches in the $97-98 price range with yields in the 2-2.5% range.

»	TALF (Term Asset-Backed Securities Loan Facility)* eligible CMBS AAAs also present an interesting opportunity given it is the only asset class in the TALF program that includes secondary bonds (all other eligible asset classes are only new issue). We were able to add eligible AAA bonds in the 140-150bps range before the program started; spreads have since tightened into the 110-120bps range. We also believe the TALF eligibility will put a lid on any significant spread widening, as more TALF buyers will emerge. Please note that we do not have leverage on these bonds despite that option being available due to the TALF program.

*	Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

3

Comparison of Recent Bear Market Trough Valuations
	Global Financial Crisis	Euro Debt Crisis	Oil Crash/China Slowdown	Dec 18 Liquidity Crunch	Corona Virus	Pre-Fed Bazooka	Current	% Retrace to 2/19/20	Pre-Virus	10Y Average Spread
	12/1/08	10/4/11	Feb/Mar 16	12/31/18	3/23/20	4/8/20	6/30/20		19-Feb
Investment Grade Corporate Bonds
Price	89.76	109.42	102.67	99.08	97.73	105.98	113.25	112%	111.63
Yield	7.97	3.89	3.60	4.20	4.50	3.30	2.15	122%	2.57
Spread	608	252	214	153	373	253	150	81%	96	135

High Yield Bonds (BB)
Price	67.86	96.12	92.64	95.78	83.22	91.73	100.18	78%	105.04
Yield	15.91	8.11	7.12	6.24	9.46	6.94	5.18	73%	3.60
Spread	1,374	677	566	354	865	620	456	61%	196	314

Bank Loans (BB)
Price	70.59	95.58	96.40	95.63	79.44	91.44	94.37	74%	99.56
Yield	15.83	5.83	5.18	6.74	11.06	6.11	4.75	90%	4.08
Spread	1,413	524	452	414	1,062	557	452	77%	267	355

CLO AAA
Price	na	na	98.50	99.20	93.31	95.15	97.97	70%	99.98
Yield	na	na	2.98	4.11	3.43	3.03	2.04	162%	2.57
Spread	na	na	186	133	291	244	179	63%	114	122

CLO BBB
Price	na	na	84.66	95.13	71.66	78.21	92.91	77%	99.30
Yield	na	na	8.13	6.60	9.38	8.09	5.04	94%	4.75
Spread	na	na	661	395	867	731	455	76%	327	360

CLO BB
Price	na	na	68.89	92.99	63.83	61.62	85.56	66%	96.66
Yield	na	na	13.66	9.88	14.91	15.65	9.44	81%	8.15
Spread	na	na	1,197	715	1,404	1,465	886	70%	662	673

CMBS AAA
Price	70.73	104.95	104.75	99.93	101.39	105.39	109.23	157%	106.39
Yield	12.69	3.41	2.31	3.33	2.98	2.21	1.45	164%	2.05
Spread	1,138	283	108	76	232	166	106	72%	57	85

Source: Palmer Square Capital Management, Bloomberg, Credit Suisse. % Retrace or % Recovery back to pre-COVID levels.

The effects of the COVID-19 pandemic are unknown, and may exacerbate the other risks of the Fund.

Summary on Attribution, Allocation and Positioning

Select Portfolio Attribution and Characteristic Dashboard

	Allocation	% Allocation	7/1/2019 to 6/30/2020 Attribution	Average Price	Potential Pull to Par ($)*	Potential Pull to Par (%)*	Yield to Expected Call*
	ABS (99% AAA, 100%IG)	14%	0.35%	$100.70	n/a	n/a	0.52%
	Treasury Bills	5%	0.07%	$100.00	n/a	n/a	0.14%
	Commercial Paper	3%	0.13%	$99.99	n/a	n/a	0.27%
	CLO AAA	9%	-0.01%	$97.90	$2.10	2.15%	2.07%
	CLO AA	1%	0.01%	$95.10	$4.90	5.15%	2.78%
	CLO A	1%	0.02%	$96.70	$2.30	3.41%	3.53%
IG	CLO BBB	9%	0.58%	$93.50	$6.50	6.95%	5.23%
	RMBS (96% AA and above, 100% IG)	3%	0.09%	$100.40	n/a	n/a	1.70%
	CMBS (89% AA and above, 100% IG))	6%	-0.14%	$99.20	$0.80	0.81%	2.02%
	IG Corp Bonds - Fixed	30%	2.05%	$105.70	n/a	n/a	2.00%
	IG Corp Bonds - Floating	2%	0.09%	$99.70	$0.30	0.30%	1.61%
	IG Bank Loans	1%	0.04%	$97.30	$2.70	2.77%	3.20%
	Bank Loans - Non IG	4%	-0.28%	$94.50	$5.50	5.82%	5.31%
HY	HY Corp Bonds	6%	0.56%	$100.80	n/a	n/a	5.23%
	CLO BB	4%	0.45%	$88.50	$11.50	12.99%	9.43%

Source: Palmer Square as of 6/30/2020. The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. *Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

4

Historic Positioning Detail by Asset Type:

	9/30/2019 Allocation	12/31/2019 Allocation	3/31/2020 Allocation	6/30/2020 Allocation
IG Corp Debt	22%	23%	25%	32%
CLO Debt	25%	25%	20%	24%
ABS	14%	14%	14%	14%
RMBS	6%	6%	5%	3%
CMBS	6%	6%	6%	6%
Bank Loans	9%	9%	10%	5%
Commercial Paper	11%	13%	0%	3%
Credit Index Derivatives	0%	0%	7%	0%
HY Corp Debt	1%	1%	2%	6%
Gov’t Bonds	4%	3%	10%	5%
Cash/Other	1%	0%	0%	2%

Please note allocation and attribution above is a % of NAV and does not include hedges. Gross attribution does not include hedges, expenses and fees if applicable.

•	Investment Grade Corporate Bond Allocation – Overall investment grade corporate bond exposure increased by approximately 6% from last quarter to 32%. Of the 32%, 2% are floating rate notes, 8% are fixed rate bonds under 3 years, and 22% are fixed rate bonds over 3 years. The increase in IG bonds was driven both by 1) opportunistic buying of high-quality, short- duration bonds which were being sold at deep discounts for liquidity reasons, and 2) participation in IG primary deals which were offering significant new issue concessions (i.e. new bonds pricing at wider levels than existing bonds from same issuer). We also increased exposure to longer dated IG bonds in the quarter (3-10 years) to take advantage of historically cheap spreads and a steep spread curve. While IG spreads have retraced around 80% of the widening that peaked on 3/23/20, at 147bps they are still wide of 10-year average levels. Furthermore, we believe the various actions taken by the Fed has stabilized the volatility in this particular part of the credit market.

•	High Yield Bond Allocation – As of quarter-end, 6% of the portfolio. The Fund had historically not allocated much to high yield bonds given the lack of relative value compared to bank loans and CLO mezzanine tranches. But post-COVID, HY bonds became very cheap early in the quarter and remain relatively attractive at quarter end. The Fund steadily increased HY exposure throughout the quarter with a focus on BB-rated bonds which still trade over 130bps wide of 10-year average spread levels.

•	CLO Allocation/Opportunity to Capture Income and Total Return – As of quarter-end, 24% of the portfolio. In early April, the Fund added 1% AAAs in the 250-275bps range and 4% BBB-BBs in the $60-80 range. As risk continued to rally into May/June, we sold most of the additional BBB-BB risk that added up to 10-20pts and rotated into 5% more AAAs as they began to lag the rally relative to other investment grade and securitized assets. We continue to add to CLO portfolios that are higher quality and more liquid as we believe they will continue to outperform portfolios with more risky collateral.

•	ABS/MBS Allocation has Provided Diversification and Income Capture – As of quarter-end, 23% of the portfolio. We believe our primary focus on ABS/MBS securities with low spread durations and high-ratings helped dampen the overall Fund volatility in the 1st quarter. During the quarter, our allocation to ABS/MBS declined by 4%, driven mainly by paydowns. As higher quality ABS tightened back to close to pre-COVID levels, we used the built in liquidity of these assets to rotate into more interesting sectors with additional total return potential.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

5

»	ABS exposure (primarily prime auto ABS with a weighted average life of 6 months or less) was flat at 14% despite paydowns and lack of new issuance. After spreads reached YTD wides in March 2020, ABS grinded tighter and is now back to pre-COVID levels. We believe forced selling for liquidity in February/March was the main driver for spread widening and not credit fundamentals for top tier ABS. ABS spreads stabilized in late March with TALF program announcement and have continued to rally along with broader market.

»	CMBS exposure was flat at 6%. We reduced 1.5% of higher quality/stable floating rate single asset/single borrower (“SASB”) AAA rated debt and rotated into TALF eligible CMBS AAAs. Given that conduit AAAs are TALF eligible, we believe this will limit any further downside and increase liquidity.

»	RMBS exposure decreased 2.5% through natural amortization as well as reducing some exposure to bonds that had almost entirely retraced back to pre-COVID levels and were trading at a premium. Our exposure is still solely of AAA-rated debt which are backed by collateral from borrowers with FICOs greater than 700 and in some cases as high as 750.

ABS/MBS Positions	6/30/2020
Prime Autos	13.06%
Equipment	0.83%
Other	0.02%
ABS (99% AAA)	13.91%
Conduit	1.61%
Single Asset/Single Borrower	3.94%
CMBS (95% AA and above)	5.55%
Agency	0.22%
Non-Agency	2.78%
RMBS (93% AA and above)	3.00%

Asset-backed Securities (ABS), Mortgage-backed Securities (MBS), Commercial mortgage-backed securities (CMBS), Residential mortgage-backed securities (RMBS)

•	Bank Loan Allocation – As of quarter-end, 5% of the portfolio. The allocation to bank loans was reduced late in the quarter after a significant rally in loan prices. Our reduction was focused on low-coupon loans (e.g. L+175 coupons) that had appreciated to the 98/99 context and therefore had little remaining upside. The proceeds of these sales were used to fund an increase in HY BBs, which we find relatively attractive at the moment. Of the 5% allocation to loans, 1% are rated investment grade at the facility level. Please note that 100% are first-lien, senior secured. Despite the reduction in loan exposure, we still find loan primary issuance attractive and continue to participate in new loan deals that are coming with attractive price and tighter documentation (e.g. covenant protection, better collateral).

Given the recent market moves and the continued dislocation in credit, we believe the Fund is well-positioned to not only generate a strong yield but also for meaningful capital appreciation going forward. As mentioned in our last quarter’s letter, we believe our Fund’s positioning has the potential to deliver a higher Sharpe* ratio as we continue to navigate these markets. We feel we are opportune in our approach to relative value and could not be more excited about how this portfolio is positioned and its outlook.

*	Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

6

Detailed Fund Performance History

The Fund returned 1.64% (net of fees) for the fiscal year-ending 6/30/2020.

Fund Performance Net of Fees as of 6/30/2020 (inception 2/28/2014)

	Q2 2020	YTD 2020	2019	2018	2017	2016	2015
PSYPX	8.44%	-0.21%	5.29%	1.17%	4.03%	5.24%	1.21%

Bloomberg Barclays U.S. Corporate 1-3 Year Index	4.07%	2.47%	5.30%	1.56%	1.85%	2.36%	1.00%

Bloomberg Barclays U.S. Aggregate Bond Index	2.90%	6.14%	8.72%	0.01%	3.54%	2.66%	0.57%

Fund Performance Net of Fees as of 6/30/2020 (inception 2/28/2014)

	1 Year	3 Years	5 Years	Since Inception Annualized
PSYPX	1.64%	2.60%	2.48%	2.77%

Bloomberg Barclays U.S. Corporate 1-3 Year Index	4.35%	3.29%	2.73%	2.39%

Bloomberg Barclays U.S. Aggregate Bond Index	8.74%	5.32%	4.30%	3.99%

Class I shares – Annual Expense Ratio: Gross 0.72%/Net 0.78%. Palmer Square has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.75% of the average daily net assets of the Fund. This agreement is in effect until October 31, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. The performance data does not reflect the deduction of the fee, and that, if reflected, the fee would reduce the performance quoted. Shares of the Fund are available for investment only by clients of financial intermediaries, institutional investors, and a limited number of other investors approved by the Advisor. The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866-933-9033.

Summary

The Fund’s diverse portfolio across corporate and structured credit is positioned in predominately investment grade securities, yet has offered a strong current yield and potential opportunity for capital appreciation. We believe we are opportune in our approach to relative value and could not be more excited about how this portfolio is positioned and its outlook.

Please do not hesitate to contact us at investorrelations@palmersquarecap.com or 816-994- 3200 should you desire more information. We would also be happy to set up a call and/or meeting at your convenience.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

7

Notes and Disclosure

This overview is for informational and comparative purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any interests in the Palmer Square Income Plus Fund, the (“Fund”), and/or any other securities, or to provide any other advisory services. Any offer to invest in the funds will be made pursuant to the Fund’s prospectus, which will contain material information not contained herein and to which prospective investors are directed. Before investing, you should carefully read such materials in their entirety. This overview is not intended to replace such materials, and any information herein should not be relied upon for the purposes of investing in the funds or for any other purpose. This overview is a summary and does not purport to be complete.

The allocation and credit quality distribution figures shown are used for illustrative purposes only. Palmer Square does not guarantee to execute that allocation and credit quality distribution. Allocation and exposures information, as well as other referenced categorizations, reflect classifications determined by Palmer Square as well as certain Palmer Square assumptions based on estimated portfolio characteristic information. Allocation and credit quality distribution figures may not sum to 100%. Ratings listed herein are assigned by Standard & Poor’s (S&P) and Moody’s Investor Service (Moody’s). Credit quality ratings are measured on a scale with S&P’s credit quality ratings ranging from AAA (highest) to D (lowest) and Moody’s credit quality ratings ranging from Aaa (highest) to C (lowest). We use the higher of the two ratings. Credit ratings listed are subject to change. Please contact Palmer Square for more information.

Market opportunities and/or yields shown are for illustration purposes only and are subject to change without notice. Palmer Square does not represent that these or any other strategy/opportunity will prove to be profitable or that the Fund’s investment objective will be met.

This material represents an assessment of the market environment at a specific point in time, is subject to change without notice, and should not be relied upon by the reader as research or investment advice. With regard to sources of information, certain of the economic and market information contained herein has been obtained from published sources and/or prepared by third parties. While such sources are believed to be reliable, Palmer Square or employees or representatives do not assume any responsibility for the accuracy of such information. Palmer Square is under no obligation to verify its accuracy.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade corporate, US Treasury and government agency securities with remaining maturities of one to three years. The Bloomberg Barclays 1-3 Year US Corporate Index measures the performance of investment grade, US dollar-denominated, fixed-rate, taxable corporate and government-related debt with 1 to 2.9999 years to maturity. It is composed of a corporate and a non-corporate component that includes non-US agencies, sovereigns, supranationals and local authorities. The Credit Suisse Leveraged Loan Index is a market-weighted index that tracks the performance of institutional leveraged loans. The S&P 500 Index is a market-value weighted index provided by Standard & Poor’s comprised of 500 stocks chosen for market size and industry group representation. Unlike mutual funds, indices are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Interest Rate Duration measures a portfolio’s sensitivity to changes in interest rates. Spread Duration measures the sensitivity of a bond price based on basis point changes of more than 100. Potential Pull to Par ($) is the dollar difference between a bond’s current price and par. Potential Pull to Par (%) is the percentage difference between a bond’s current price and par. Yield to Expected Call is a Yield to Call metric that assumes callable bonds are not called on their call date, but at some later date prior to maturity. Yield to Expected Call considers contractual terms in a bond’s indenture or other similar governing document. A bond may be called before or after this date, which has the potential to increase or decrease the Yield to Expected Call calculation. All else equal, when a bond’s price is below par, Yield to Expected Call is a more conservative yield metric than Yield to Call. If a bond is not callable, Yield to Expected Call calculates the bond’s Yield to Maturity. Yield To Maturity is the rate of return anticipated on a bond if held until the end of its lifetime. Current Yield is annual income divided by price paid. Sharpe Ratio is used to measure risk-adjusted performance. The Sharpe ratio is calculated by subtracting the risk-free rate - such as that of the 10-year U.S. Treasury bond - from the rate of return for a portfolio and dividing the result by the standard deviation of the portfolio returns. Beta describes an investment’s volatility in relation to that of the stock or bond market as a whole. For example, the S&P 500 is typically considered to be ‘the equity market’ and it has a beta of 1.0. Dry Powder is an informal term that refers to highly liquid securities, cash reserves and any other security that can be converted to cash right away. % Retrace refers to % Recovery back to pre-COVID-19 levels. Credit Spreads are often a good barometer of economic health - widening (bearish sentiment) and narrowing (bullish sentiment). Under the Term Asset-Backed Loan Facility (TALF), the Federal Reserve will lend on a non-recourse basis to holders of certain (eligible) AAA-rated ABS backed by newly and recently originated consumer and small business loans. The Bloomberg Barclays US Corporate Bond Index (IG Bonds) measures the investment grade, fixed-rate, taxable corporate bond market. The Bloomberg Barclays US Corporate High Yield Bond Index (HY Bonds) measures the USD-denominated, high yield, fixed-rate corporate bond market. Credit Suisse Leveraged Loan Index (Bank Loans) tracks the investable market of the U.S. dollar denominated leveraged loan market. The S&P 500 Index or the Standard & Poor’s 500 Index is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies. NASDAQ is a computerized stock trading network that allows brokers to access price quotations for stocks being traded electronically or sold on the floor of a stock exchange. The Term Asset-Backed Securities Loan Facility (TALF) is a program created by the U.S. Federal Reserve (the Fed) to spur consumer credit lending.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

8

Notes and Disclosure cont’d

Past performance is not indicative of future results. Different types of investments involve varying degrees of risk and there can be no assurance that any specific investment will be profitable. Please note that the performance of the funds may not be comparable to the performance of any index shown. Palmer Square has not verified, and is under no obligation to verify, the accuracy of these returns.

The risks of an investment in a collateralized debt obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized debt obligations are generally subject to credit, interest rate, valuation, prepayment and extension risks. These securities are also subject to risk of default on the underlying asset, particularly during periods of economic downturn. Defaults, downgrades, or perceived declines in creditworthiness of an issuer or guarantor of a debt security held by the Fund, or a counterparty to a financial contract with the Fund, can affect the value of the Fund’s portfolio. Credit loss can vary depending on subordinated securities and non-subordinated securities. If interest rates fall, an issuer may exercise its right to prepay their securities. If this happens, the Fund will not benefit from the rise in market price, and will reinvest prepayment proceeds at a later time. The Fund may lose any premium it paid on the security. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market which may result in driving the prices of these securities down. The Fund is classified as a diversified fund, which means it is subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies. The Fund’s classification as a diversified fund may only be changed with the approval of the Fund’s shareholders. Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. High yield securities, commonly referred to as “junk bonds,” are rated below investment grade by at least one of Moody’s, S&P or Fitch (or if unrated, determined by the Fund’s advisor to be of comparable credit quality high yield securities). The Fund is new and has a limited history of operations.

The Palmer Square Income Plus Fund is distributed by IMST Distributors, LLC.

Palmer Square Capital Management LLC (“Palmer Square”) is an SEC registered investment adviser with its principal place of business in the State of Kansas. Registration of an investment adviser does not imply a certain level of skill or training. Palmer Square and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which Palmer Square maintains clients. Palmer Square may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Palmer Square with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information about Palmer Square, including fees and services, send for our disclosure statement as set forth on Form ADV using the contact information herein or refer to the Investment Adviser Public Disclosure web site (www.adviserinfo.sec.gov). Please read the disclosure statement carefully before you invest or send money.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

9

Palmer Square Income Plus Fund

FUND PERFORMANCE at June 30, 2020 (Unaudited)

This graph compares a hypothetical $250,000 investment in the Fund, made at its inception, with a similar investment in the Bloomberg Barclays U.S. Corporate 1-3 Year Index and Bloomberg Barclays U.S. Aggregate Bond Index. Results include the reinvestment of all dividends and capital gains.

The Advisor has changed the Fund’s performance benchmark from the Bloomberg Barclays U.S. Aggregate Bond Index to the Bloomberg Barclays U.S. Corporate 1-3 Year Index because the Advisor believes the Bloomberg Barclays U.S. Corporate 1-3 Year Index more closely reflects the Fund’s strategy.

The Bloomberg Barclays U.S. Corporate 1-3 Year Index measures the performance of investment grade, US dollar-denominated, fixed-rate, taxable corporate and government-related debt with 1 to 2.9999 years to maturity. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade corporate, US Treasury and government agency securities with remaining maturities of one to three years. These indexes do not reflect expenses, fees or sales charge, which would lower performance. These indexes are unmanaged and are not available for investment.

Average Annual Total Returns as of June 30, 2020	1 Year	5 Years	Since Inception	Inception Date
Palmer Square Income Plus Fund	1.64%	2.48%	2.77%	02/28/14
Bloomberg Barclays U.S. Corporate 1-3 Year Index	4.35%	2.73%	2.39%	02/28/14
Bloomberg Barclays U.S. Aggregate Bond Index	8.74%	4.30%	3.99%	02/28/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (866) 933-9033.

The Fund's Gross Expense ratio was 0.72% and its Net Expense ratio after recoupment of waived fees and/or expenses reimbursed was 0.78%, respectively, which were the amounts stated in the current prospectus dated November 1, 2019. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses do not exceed 0.75% of the Fund's average daily net assets. This agreement is in effect until October 31, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

10

Palmer Square Income Plus Fund

FUND PERFORMANCE at June 30, 2020 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

11

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2020

Principal Amount		Value
	BANK LOANS — 4.6%
$413,963	Alterra Mountain Co. 5.500% (1-Month USD Libor+450 basis points), 8/1/2026[1,2,3]	$407,753
791,780	AmWINS Group, Inc. 3.750% (3-Month USD Libor+275 basis points), 1/25/2024[1,2,3]	771,123
890,992	Ancestry.com Operations, Inc. 4.430% (3-Month USD Libor+425 basis points), 8/27/2026[1,2,3]	849,088
246,867	AppLovin Corp. 3.678% (3-Month USD Libor+350 basis points), 8/15/2025[1,3]	240,283
1,400,000	Aristocrat International Pty Ltd. 4.750% (1-Month USD Libor+375 basis points), 10/19/2024[1,2,3,4]	1,392,125
761,301	Ascend Learning LLC 4.000% (3-Month USD Libor+300 basis points), 7/12/2024[1,2,3]	730,297
913,008	Avaya, Inc. 4.435% (3-Month USD Libor+425 basis points), 12/15/2024[1,2,3]	845,902
1,081,130	BCP Raptor LLC 5.250% (3-Month USD Libor+425 basis points), 6/30/2024[1,2,3]	787,873
1,235,293	CenturyLink, Inc. 2.428% (1-Month USD Libor+225 basis points), 3/15/2027[1,2,3]	1,168,982
500,000	Change Healthcare Holdings LLC 3.500% (1-Month USD Libor+250 basis points), 3/1/2024[1,2,3]	481,978
474,694	Charter Communications Operating LLC 1.680% (3-Month USD Libor+150 basis points), 3/31/2023[1,3]	469,947
1,555,372	Citadel Securities LP 2.928% (1-Month USD Libor+275 basis points), 2/27/2026[1,2,3]	1,517,778
1,492,400	Delek U.S. Holdings, Inc. 2.424% (3-Month USD Libor+225 basis points), 3/30/2025[1,2,3]	1,393,663
272,938	Ensemble RCM LLC 4.437% (3-Month USD Libor+375 basis points), 8/1/2026[1,3]	267,069
1,412,900	First Eagle Holdings, Inc. 2.808% (1-Month USD Libor+250 basis points), 2/2/2027[1,2,3]	1,366,536
1,272,460	GFL Environmental, Inc. 4.645% (3-Month USD Libor+300 basis points), 5/31/2025[1,2,3,4]	1,240,648
428,925	Hercules Merger Sub LLC 2.923% (1-Month USD Libor+275 basis points), 11/1/2026[1,2,3]	412,304
1,329,442	Inmar, Inc. 5.072% (3-Month USD Libor+400 basis points), 5/1/2024[1,2,3]	1,214,777
987,500	Jane Street Group LLC 4.633% (1-Month USD Libor+300 basis points), 1/7/2025[1,2,3]	964,664
595,443	Janus International Group LLC 4.822% (1-Month USD Libor+375 basis points), 2/15/2025[1,2,3]	565,671
1,429,155	McAfee LLC 5.555% (3-Month USD Libor+375 basis points), 9/29/2024[1,2,3]	1,396,006
	National Mentor Holdings, Inc.
614,978	4.430% (3-Month USD Libor+425 basis points), 3/8/2026[1,2,3]	595,760

12

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	BANK LOANS (Continued)
$28,001	4.430% (3-Month USD Libor+425 basis points), 3/8/2026[1,2,3]	$27,126
1,357,813	NeuStar, Inc. 5.572% (3-Month USD Libor+450 basis points), 8/8/2024[1,2,3]	1,259,493
837,088	NFP Corp. 3.428% (1-Month USD Libor+325 basis points), 2/13/2027[1,3]	782,677
865,650	Option Care Health, Inc. 4.678% (1-Month USD Libor+450 basis points), 8/6/2026[1,2,3]	843,286
282,059	Pike Corp. 4.250% (1-Month USD Libor+325 basis points), 7/24/2026[1,2,3]	274,782
1,484,925	Refinitiv U.S. Holdings, Inc. 3.424% (1-Month USD Libor+325 basis points), 10/1/2025[1,3]	1,452,628
1,215,128	Select Medical Corp. 2.680% (3-Month USD Libor+250 basis points), 3/6/2025[1,2,3]	1,160,958
1,000,000	T-Mobile USA, Inc. 3.404% (1-Month USD Libor+300 basis points), 4/1/2027[1,2,3]	999,545
496,250	Travelport Finance Luxembourg Sarl 6.072% (3-Month USD Libor+500 basis points), 5/30/2026[1,2,3,4]	331,021
893,250	WaterBridge Midstream Operating LLC 6.750% (3-Month USD Libor+575 basis points), 6/21/2026[1,2,3]	739,164
1,481,250	WEX, Inc. 2.428% (3-Month USD Libor+225 basis points), 5/17/2026[1,2,3]	1,425,436
233,240	Whatabrands LLC 2.925% (1-Month USD Libor+275 basis points), 8/3/2026[1,2,3]	224,749
	Total Bank Loans
	(Cost $29,878,272)	28,601,092
	BONDS — 87.7%
	ASSET-BACKED SECURITIES — 40.2%
	Ally Auto Receivables Trust
185,151	Series 2017-3, Class A3, 1.740%, 9/15/2021[2]	185,251
264,923	Series 2017-4, Class A3, 1.750%, 12/15/2021[2]	265,432
6,431,213	Series 2019-4, Class A2, 1.930%, 10/17/2022[2]	6,466,367
524,725	Series 2019-3, Class A2, 2.060%, 10/17/2022[2]	527,489
1,000,000	Annisa CLO Series 2016-2A, Class ER, 7.135% (3-Month USD Libor+600 basis points), 7/20/2031[2,3,5]	879,711
	Apidos CLO
750,000	Series 2017-26A, Class C, 4.835% (3-Month USD Libor+370 basis points), 7/18/2029[2,3,5]	709,866
750,000	Series 2013-12A, Class ER, 6.619% (3-Month USD Libor+540 basis points), 4/15/2031[2,3,5]	613,099
1,000,000	Series 2015-22A, Class ER, 9.785% (3-Month USD Libor+865 basis points), 4/20/2031[2,3,5]	783,855

13

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$500,000	Series 2015-20A, Class DR, 6.876% (3-Month USD Libor+570 basis points), 7/16/2031[2,3,5]	$432,500
	Ares CLO Ltd.
750,000	Series 2017-43A, Class E, 7.689% (3-Month USD Libor+647 basis points), 10/15/2029[2,3,5]	667,641
1,000,000	Series 2015-2A, Class ER, 7.625% (3-Month USD Libor+685 basis points), 4/17/2033[2,3,5]	882,296
2,677,858	Atrium XII Series 12A, Class AR, 1.928% (3-Month USD Libor+83 basis points), 4/22/2027[2,3,5]	2,635,013
	Bardot CLO Ltd.
750,000	Series 2019-2A, Class D, 4.898% (3-Month USD Libor+380 basis points), 10/22/2032[2,3,5]	727,153
1,000,000	Series 2019-2A, Class E, 8.048% (3-Month USD Libor+695 basis points), 10/22/2032[2,3,5]	942,565
	Barings CLO Ltd.
1,536,475	Series 2013-IA, Class AR, 1.935% (3-Month USD LIBOR+80 basis points), 1/20/2028[2,3,5]	1,510,968
1,000,000	Series 2018-2A, Class C, 3.919% (3-Month USD Libor+270 basis points), 4/15/2030[2,3,5]	928,974
1,000,000	Battalion CLO Ltd. Series 2020-15A, Class A1, 3.012% (3-Month USD Libor+135 basis points), 1/17/2033[2,3,5]	982,616
86,322	Bear Stearns ARM Trust Series 2004-3, Class 1A3, 3.398%, 7/25/2034[2,6]	77,148
	Benefit Street Partners CLO Ltd.
2,175,000	Series 2014-IVA, Class A1RR, 2.385% (3-Month USD LIBOR+125 basis points), 1/20/2029[2,3,5]	2,145,389
1,610,000	Series 2014-IVA, Class CRR, 4.935% (3-Month USD Libor+380 basis points), 1/20/2029[2,3,5]	1,501,408
500,000	Series 2018-5BA, Class C, 4.065% (3-Month USD Libor+293 basis points), 4/20/2031[2,3,5]	433,854
500,000	Series 2018-14A, Class E, 6.485% (3-Month USD Libor+535 basis points), 4/20/2031[2,3,5]	405,873
500,000	Series 2018-5BA, Class D, 7.085% (3-Month USD Libor+595 basis points), 4/20/2031[2,3,5]	420,686
	BlueMountain CLO Ltd.
875,000	Series 2019-25A, Class E, 7.919% (3-Month USD Libor+670 basis points), 7/15/2032[2,3,5]	784,438
3,500,000	Series 2016-2A, Class A1R, 1.687% (3-Month USD Libor+131 basis points), 8/20/2032[2,3,5]	3,430,030

14

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$945,213	BMW Vehicle Lease Trust Series 2019-1, Class A2, 2.790%, 3/22/2021[2]	$947,394
1,220,694	BMW Vehicle Owner Trust Series 2019-A, Class A2, 2.050%, 5/25/2022[2]	1,228,835
1,000,000	Burnham Park Clo Ltd. Series 2016-1A, Class AR, 2.285% (3-Month USD Libor+115 basis points), 10/20/2029[2,3,5]	984,266
	Capital One Prime Auto Receivables Trust
2,736,106	Series 2019-1, Class A2, 2.580%, 4/15/2022[2]	2,756,066
2,479,225	Series 2019-2, Class A2, 2.060%, 9/15/2022[2]	2,496,874
	Carlyle Global Market Strategies CLO Ltd.
1,100,000	Series 2015-2A, Class CR, 3.241% (3-Month USD Libor+225 basis points), 4/27/2027[2,3,5]	1,022,706
3,000,000	Series 2015-3A, Class A1R, 1.887% (3-Month USD Libor+100 basis points), 7/28/2028[2,3,5]	2,944,129
	CarMax Auto Owner Trust
47,722	Series 2016-4, Class A3, 1.400%, 8/15/2021[2]	47,738
6,684,655	Series 2016-3, Class A4, 1.600%, 1/18/2022[2]	6,698,345
992,192	Series 2018-4, Class A2A, 3.110%, 2/15/2022[2]	996,007
622,777	Series 2017-3, Class A3, 1.970%, 4/15/2022[2]	625,816
3,750,000	Series 2020-2, Class A2A, 1.750%, 1/17/2023[2]	3,791,831
6,675,000	Series 2020-1, Class A2, 1.870%, 4/17/2023[2]	6,751,636
	Carvana Auto Receivables Trust
476,509	Series 2019-2A, Class A2, 2.600%, 1/18/2022[2,5]	477,153
913,668	Series 2019-4A, Class A2, 2.200%, 7/15/2022[2,5]	918,468
500,000	Cedar Funding Ltd. Series 2016-6A, Class DR, 4.135% (3-Month USD Libor+300 basis points), 10/20/2028[2,3,5]	461,856
	CIFC Funding Ltd.
756,000	Series 2018-1A, Class B, 2.535% (3-Month USD Libor+140 basis points), 4/18/2031[2,3,5]	721,573
3,500,000	Series 2013-3RA, Class A1, 2.000% (3-Month USD Libor+98 basis points), 4/24/2031[2,3,5]	3,391,277
500,000	Series 2019-5A, Class D, 8.059% (3-Month USD Libor+684 basis points), 10/15/2032[2,3,5]	467,873
	Citigroup Mortgage Loan Trust
918,246	Series 2019-IMC1, Class A1, 2.720%, 7/25/2049[2,5,6]	932,977
548,565	Series 2019-IMC1, Class A3, 3.030%, 7/25/2049[2,5,6]	550,034
	CNH Equipment Trust
467,302	Series 2019-B, Class A2, 2.550%, 9/15/2022[2]	470,489

15

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$1,250,000	Series 2020-A, Class A2, 1.080%, 7/17/2023[2]	$1,253,719
1,000,000	Cumberland Park CLO Ltd. Series 2015-2A, Class ER, 6.785% (3-Month USD Libor+565 basis points), 7/20/2028[2,3,5]	877,082
	DLL LLC
360,251	Series 2019-MT3, Class A1, 2.062%, 10/20/2020[2,5]	360,496
692,561	Series 2019-DA1, Class A2, 2.790%, 11/22/2021[2,5]	694,823
	Dryden CLO Ltd.
375,000	Series 2018-64A, Class F, 8.285% (3-Month USD Libor+715 basis points), 4/18/2031[2,3,5]	238,714
4,925,000	Series 2018-57A, Class A, 1.402% (3-Month USD Libor+101 basis points), 5/15/2031[2,3,5]	4,794,742
1,000,000	Series 2018-57A, Class D, 2.942% (3-Month USD Libor+255 basis points), 5/15/2031[2,3,5]	907,629
4,000,000	Series 2018-58A, Class A1, 2.135% (3-Month USD Libor+100 basis points), 7/17/2031[2,3,5]	3,896,000
2,800,000	Series 2019-68A, Class A, 2.529% (3-Month USD Libor+131 basis points), 7/15/2032[2,3,5]	2,729,263
	Dryden Senior Loan Fund
1,505,000	Series 2012-25A, Class DRR, 4.219% (3-Month USD Libor+300 basis points), 10/15/2027[2,3,5]	1,398,531
1,100,000	Series 2017-54A, Class E, 7.335% (3-Month USD Libor+620 basis points), 10/19/2029[2,3,5]	969,372
875,000	Series 2017-50A, Class E, 7.479% (3-Month USD Libor+626 basis points), 7/15/2030[2,3,5]	774,232
1,000,000	Series 2016-45A, Class DR, 4.369% (3-Month USD Libor+315 basis points), 10/15/2030[2,3,5]	943,808
500,000	Series 2016-45A, Class ER, 7.069% (3-Month USD Libor+585 basis points), 10/15/2030[2,3,5]	424,506
	Eaton Vance CLO Ltd.
1,500,000	Series 2015-1A, Class DR, 3.635% (3-Month USD Libor+250 basis points), 1/20/2030[2,3,5]	1,360,330
250,000	Series 2014-1RA, Class E, 6.919% (3-Month USD Libor+570 basis points), 7/15/2030[2,3,5]	215,252
1,000,000	Series 2018-1A, Class D, 4.419% (3-Month USD Libor+320 basis points), 10/15/2030[2,3,5]	955,901
1,000,000	Series 2019-1A, Class E, 7.969% (3-Month USD Libor+675 basis points), 4/15/2031[2,3,5]	943,275
27,737	Engs Commercial Finance Trust Series 2016-1A, Class A2, 2.630%, 2/22/2022[2,5]	27,756

16

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$414,636	FDIC Guaranteed Notes Trust Series 2010-S4, Class A, 0.898% (1-Month USD LIBOR+72 basis points), 12/4/2020[2,3,5]	$414,166
448,315	Finance of America Structured Securities Trust Series 2019-HB1, Class A, 3.279%, 4/25/2029[2,5,6]	450,443
	Ford Credit Auto Owner Trust
128,505	Series 2018-B, Class A2A, 2.960%, 9/15/2021[2]	128,672
345,576	Series 2017-C, Class A3, 2.010%, 3/15/2022[2]	347,259
	GM Financial Automobile Leasing Trust
710,849	Series 2019-1, Class A2A, 2.910%, 4/20/2021[2]	712,431
1,244,002	Series 2019-2, Class A2A, 2.670%, 6/21/2021[2]	1,248,288
1,000,000	Series 2020-2, Class A2A, 0.710%, 10/20/2022[2]	1,000,916
	GM Financial Consumer Automobile Receivables Trust
1,459,353	Series 2017-3A, Class A3, 1.970%, 5/16/2022[2,5]	1,466,482
3,021,693	Series 2019-4, Class A2A, 1.840%, 11/16/2022[2]	3,043,903
2,837,144	Series 2020-1, Class A2, 1.830%, 1/17/2023[2]	2,860,161
1,000,000	Series 2020-2, Class A2A, 1.500%, 3/16/2023[2]	1,008,410
2,930,137	Series 2018-4, Class A3, 3.210%, 10/16/2023[2]	3,001,330
1,900,000	Greenwood Park CLO Ltd. Series 2018-1A, Class D, 3.719% (3-Month USD Libor+250 basis points), 4/15/2031[2,3,5]	1,730,053
1,250,000	Harriman Park CLO Ltd. Series 2020-1A, Class D, 4.775% (3-Month USD Libor+364 basis points), 4/20/2031[2,3,5]	1,237,362
	Highbridge Loan Management Ltd.
1,375,000	Series 7A-2015, Class BR, 1.572% (3-Month USD Libor+118 basis points), 3/15/2027[2,3,5]	1,315,298
850,000	Series 7A-2015, Class CR, 2.092% (3-Month USD LIBOR+170 basis points), 3/15/2027[2,3,5]	799,025
1,100,000	Series 7A-2015, Class DR, 2.792% (3-Month USD Libor+240 basis points), 3/15/2027[2,3,5]	993,235
500,000	Series 2013-2A, Class DR, 7.735% (3-Month USD Libor+660 basis points), 10/20/2029[2,3,5]	455,308
1,500,000	Series 4A-2014, Class A2R, 2.387% (3-Month USD Libor+150 basis points), 1/28/2030[2,3,5]	1,417,719
1,000,000	Series 5A-2015, Class DRR, 4.369% (3-Month USD Libor+315 basis points), 10/15/2030[2,3,5]	904,486
1,375,000	Series 5A-2015, Class ERR, 7.219% (3-Month USD Libor+600 basis points), 10/15/2030[2,3,5]	1,168,985
1,000,000	Series 6A-2015, Class CR, 3.041% (3-Month USD Libor+250 basis points), 2/5/2031[2,3,5]	873,632

17

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$600,000	Home Partners of America Trust Series 2017-1, Class C, 1.744% (1-Month USD Libor+155 basis points), 7/17/2034[3,5]	$599,066
	Honda Auto Receivables Owner Trust
1,110,850	Series 2019-1, Class A2, 2.750%, 9/20/2021[2]	1,116,637
7,200,000	Series 2020-1, Class A2, 1.630%, 10/21/2022[2]	7,277,378
1,000,000	Series 2020-2, Class A2, 0.740%, 11/15/2022[2]	1,003,199
	HPS Loan Management Ltd.
1,250,000	Series 13A-18, Class D, 4.219% (3-Month USD Libor+300 basis points), 10/15/2030[2,3,5]	1,136,257
500,000	Series 15A-19, Class E, 7.698% (3-Month USD Libor+660 basis points), 7/22/2032[2,3,5]	458,121
	Hyundai Auto Lease Securitization Trust
1,012,150	Series 2019-B, Class A2, 2.080%, 12/15/2021[2,5]	1,018,337
3,250,000	Series 2020-A, Class A2, 1.900%, 5/16/2022[2,5]	3,282,887
	Madison Park Funding Ltd.
500,000	Series 2015-16A, Class C, 4.835% (3-Month USD Libor+370 basis points), 4/20/2026[2,3,5]	491,103
825,000	Series 2015-19A, Class CR, 3.248% (3-Month USD Libor+215 basis points), 1/22/2028[2,3,5]	750,501
2,000,000	Series 2015-19A, Class DR, 5.448% (3-Month USD Libor+435 basis points), 1/22/2028[2,3,5]	1,714,300
1,000,000	Series 2018-27A, Class C, 3.735% (3-Month USD Libor+260 basis points), 4/20/2030[2,3,5]	905,001
3,880,000	Series 2015-17A, Class AR, 2.329% (3-Month USD Libor+122 basis points), 7/21/2030[2,3,5]	3,797,361
1,930,000	Series 2017-26A, Class AR, 2.041% (3-Month USD Libor+120 basis points), 7/29/2030[2,3,5]	1,892,365
2,000,000	Series 2016-21A, Class C2R, 6.939% (3-Month USD Libor+572 basis points), 10/15/2032[2,3,5]	2,008,405
	Magnetite Ltd.
579,000	Series 2015-16A, Class C1R, 2.735% (3-Month USD Libor+160 basis points), 1/18/2028[2,3,5]	558,145
1,250,000	Series 2015-16A, Class DR, 3.285% (3-Month USD Libor+215 basis points), 1/18/2028[2,3,5]	1,151,616
2,500,000	Series 2019-21A, Class A, 2.415% (3-Month USD Libor+128 basis points), 4/20/2030[2,3,5]	2,463,096
1,250,000	Series 2019-22A, Class D, 4.869% (3-Month USD Libor+365 basis points), 4/15/2031[2,3,5]	1,222,760
500,000	Series 2019-22A, Class E, 7.969% (3-Month USD Libor+675 basis points), 4/15/2031[2,3,5]	471,534

18

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$1,500,000	Series 2016-17A, Class DR, 4.035% (3-Month USD Libor+290 basis points), 7/20/2031[2,3,5]	$1,408,850
250,000	Series 2015-12A, Class DR, 4.219% (3-Month USD Libor+300 basis points), 10/15/2031[2,3,5]	235,273
1,000,000	Series 2019-24A, Class E, 8.857% (3-Month USD Libor+695 basis points), 1/15/2033[2,3,5]	952,887
	MMAF Equipment Finance LLC
1,905,838	Series 2017-AA, Class A3, 2.040%, 2/16/2022[2,5]	1,910,851
1,950,000	Series 2020-A, Class A2, 0.740%, 4/9/2024[2,5]	1,954,645
	Mountain View CLO LLC
2,800,000	Series 2016-1A, Class AR, 2.671% (3-Month USD Libor+136 basis points), 4/14/2033[2,3,5]	2,721,250
2,500,000	Series 2016-1A, Class DR, 5.011% (3-Month USD Libor+370 basis points), 4/14/2033[2,3,5]	2,285,809
	Mountain View CLO Ltd.
500,000	Series 2015-10A, Class CR, 3.161% (3-Month USD Libor+185 basis points), 10/13/2027[2,3,5]	471,247
750,000	Series 2019-1A, Class D, 5.269% (3-Month USD Libor+405 basis points), 4/15/2029[2,3,5]	712,548
2,000,000	Series 2019-2A, Class C, 4.901% (3-Month USD Libor+310 basis points), 1/15/2033[2,3,5]	1,988,360
2,000,000	Series 2019-2A, Class D, 6.171% (3-Month USD Libor+437 basis points), 1/15/2033[2,3,5]	1,891,744
	Nationstar HECM Loan Trust
596,244	Series 2019-1A, Class A, 2.651%, 6/25/2029[2,5,6]	599,272
1,400,380	Series 2019-2A, Class A, 2.272%, 11/25/2029[2,5,6]	1,405,280
	Neuberger Berman CLO Ltd.
2,150,000	Series 2017-16SA, Class D, 3.719% (3-Month USD Libor+250 basis points), 1/15/2028[2,3,5]	1,993,614
750,000	Series 2014-18A, Class CR2, 4.109% (3-Month USD Libor+300 basis points), 10/21/2030[2,3,5]	663,291
1,000,000	Series 2014-18A, Class DR2, 7.029% (3-Month USD Libor+592 basis points), 10/21/2030[2,3,5]	867,420
	Neuberger Berman Loan Advisers CLO Ltd.
1,500,000	Series 2018-27A, Class D, 3.819% (3-Month USD Libor+260 basis points), 1/15/2030[2,3,5]	1,372,227
500,000	Series 2018-27A, Class E, 6.419% (3-Month USD Libor+520 basis points), 1/15/2030[2,3,5]	426,186
500,000	Series 2018-30A, Class E, 7.885% (3-Month USD Libor+675 basis points), 1/20/2031[2,3,5]	468,543
1,000,000	Series 2018-29A, Class E, 6.735% (3-Month USD Libor+560 basis points), 10/19/2031[2,3,5]	860,584

19

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$2,000,000	Series 2019-35A, Class D, 5.603% (3-Month USD Libor+370 basis points), 1/19/2033[2,3,5]	$1,915,036
1,303,763	New Residential Mortgage Loan Trust Series 2019-NQM4, Class A1, 2.492%, 9/25/2059[2,5,6]	1,316,046
	Newark BSL CLO Ltd.
1,000,000	Series 2016-1A, Class BR, 2.991% (3-Month USD Libor+200 basis points), 12/21/2029[2,3,5]	950,850
1,000,000	Series 2016-1A, Class CR, 3.991% (3-Month USD Libor+300 basis points), 12/21/2029[2,3,5]	913,748
500,000	Series 2017-1A, Class A1, 2.261% (3-Month USD Libor+127 basis points), 7/25/2030[2,3,5]	492,859
	Nissan Auto Receivables Owner Trust
266,806	Series 2017-A, Class A3, 1.740%, 8/16/2021[2]	267,475
481,730	Series 2017-C, Class A3, 2.120%, 4/18/2022[2]	484,870
2,000,000	Series 2020-A, Class A2, 1.450%, 12/15/2022[2]	2,017,338
	OBX Trust
3,936,083	Series 2018-EXP1, Class 2A1, 1.035% (1-Month USD Libor+85 basis points), 4/25/2048[2,3,5]	4,055,354
2,904,730	Series 2020-INV1, Class A11, 1.085% (1-Month USD Libor+90 basis points), 12/25/2049[2,3,5]	2,859,527
561,782	Series 2019-EXP1, Class 2A1A, 1.135% (1-Month USD Libor+95 basis points), 1/25/2059[2,3,5]	561,417
531,514	Series 2019-EXP2, Class 2A1A, 1.085% (1-Month USD LIBOR+90 basis points), 6/25/2059[2,3,5]	531,008
500,000	Octagon Investment Partners Ltd. Series 2017-1A, Class E, 7.435% (3-Month USD Libor+630 basis points), 7/20/2030[2,3,5]	460,840
1,000,000	OHA Credit Funding Ltd. Series 2019-2A, Class E, 6.609% (3-Month USD Libor+550 basis points), 4/21/2031[2,3,5]	834,940
750,000	OHA Credit Partners Ltd. Series 2015-11A, Class DR, 4.085% (3-Month USD Libor+295 basis points), 1/20/2032[2,3,5]	686,955
591,444	Oscar U.S. Funding LLC Series 2019-2A, Class A2, 2.490%, 8/10/2022[2,5]	595,510
2,000,000	OZLM Ltd. Series 2016-15A, Class A1AR, 2.308% (3-Month USD Libor+129 basis points), 4/20/2033[2,3,5]	1,942,469
2,250,000	Regatta Funding Ltd. Series 2019-2A, Class D, 5.803% (3-Month USD Libor+390 basis points), 1/15/2033[2,3,5]	2,178,599

20

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$3,000,000	Riserva Clo Ltd. Series 2016-3A, Class AR, 2.275% (3-Month USD Libor+114 basis points), 10/18/2028[2,3,5]	$2,958,564
1,000,000	Riserva CLO Ltd. Series 2016-3A, Class DR, 4.585% (3-Month USD Libor+345 basis points), 10/18/2028[2,3,5]	962,899
	RMF Buyout Issuance Trust
772,152	Series 2019-1, Class A, 2.475%, 7/25/2029[2,5,6]	776,077
2,600,000	Series 2019-1, Class M1, 2.521%, 7/25/2029[2,5,6]	2,620,615
	Rockford Tower CLO Ltd.
750,000	Series 2017-1A, Class E, 6.619% (3-Month USD Libor+540 basis points), 4/15/2029[2,3,5]	614,252
2,000,000	Series 2017-3A, Class A, 2.325% (3-Month USD Libor+119 basis points), 10/20/2030[2,3,5]	1,953,593
2,000,000	Series 2018-1A, Class A, 1.477% (3-Month USD Libor+110 basis points), 5/20/2031[2,3,5]	1,946,704
2,000,000	Series 2019-1A, Class E, 7.495% (3-Month USD Libor+636 basis points), 4/20/2032[2,3,5]	1,762,150
1,350,000	Symphony CLO Ltd. Series 2020-22A, Class A1A, 2.604% (3-Month USD Libor+129 basis points), 4/18/2033[2,3,5]	1,327,198
	TCI-Flatiron CLO Ltd.
1,000,000	Series 2018-1A, Class D, 4.541% (3-Month USD Libor+370 basis points), 1/29/2032[2,3,5]	969,909
1,000,000	Series 2018-1A, Class E, 7.441% (3-Month USD Libor+660 basis points), 1/29/2032[2,3,5]	916,678
	Tesla Auto Lease Trust
45,647	Series 2019-A, Class A1, 2.005%, 12/18/2020[2,5]	45,683
2,435,000	Series 2019-A, Class A2, 2.130%, 4/20/2022[2,5]	2,462,893
1,765,000	THL Credit Wind River Clo Ltd. Series 2017-3A, Class A, 2.469% (3-Month USD Libor+125 basis points), 10/15/2030[2,3,5]	1,726,347
	TICP CLO Ltd.
750,000	Series 2020-15A, Class A, 2.915% (3-Month USD Libor+128 basis points), 4/20/2033[2,3,5]	732,890
1,000,000	Series 2020-15A, Class C, 3.785% (3-Month USD Libor+215 basis points), 4/20/2033[2,3,5]	964,182
1,000,000	Upland CLO Ltd. Series 2016-1A, Class CR, 4.035% (3-Month USD Libor+290 basis points), 4/20/2031[2,3,5]	905,924
500,735	Verizon Owner Trust Series 2017-2A, Class A, 1.920%, 12/20/2021[2,5]	501,211

21

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$1,400,000	Volkswagen Auto Loan Enhanced Trust Series 2020-1, Class A2A, 0.930%, 12/20/2022[2]	$1,405,680
	Voya CLO Ltd.
2,000,000	Series 2015-1A, Class CR, 3.485% (3-Month USD Libor+235 basis points), 1/18/2029[2,3,5]	1,751,340
750,000	Series 2013-1A, Class CR, 4.169% (3-Month USD Libor+295 basis points), 10/15/2030[2,3,5]	668,668
500,000	Series 2016-1A, Class DR, 6.385% (3-Month USD Libor+525 basis points), 1/20/2031[2,3,5]	397,137
1,000,000	Series 2013-2A, Class CR, 3.741% (3-Month USD Libor+275 basis points), 4/25/2031[2,3,5]	862,500
675,000	Series 2018-2A, Class E, 6.469% (3-Month USD Libor+525 basis points), 7/15/2031[2,3,5]	568,889
500,000	Series 2018-3A, Class D, 4.219% (3-Month USD Libor+300 basis points), 10/15/2031[2,3,5]	452,744
1,000,000	Series 2018-4A, Class D, 4.819% (3-Month USD Libor+360 basis points), 1/15/2032[2,3,5]	982,900
1,750,000	Series 2018-4A, Class E, 7.519% (3-Month USD Libor+630 basis points), 1/15/2032[2,3,5]	1,603,619
517,524	West CLO Ltd. Series 2014-2A, Class A1BR, 2.724%, 1/16/2027[2,5]	521,198
500,000	Westcott Park CLO Ltd. Series 2016-1A, Class ER, 7.535% (3-Month USD Libor+640 basis points), 7/20/2028[2,3,5]	453,149
	World Omni Auto Receivables Trust
92,155	Series 2018-D, Class A2A, 3.010%, 4/15/2022[2]	92,472
874,603	Series 2019-B, Class A2, 2.630%, 6/15/2022[2]	880,455
2,106,419	Series 2017-A, Class A3, 1.930%, 9/15/2022[2]	2,117,691
3,700,000	Series 2020-B, Class A2A, 0.550%, 7/17/2023[2]	3,702,819
	World Omni Automobile Lease Securitization Trust
304,338	Series 2018-B, Class A2B, 0.365% (1-Month USD LIBOR+18 basis points), 6/15/2021[2,3]	304,241
416,550	Series 2018-B, Class A2A, 2.960%, 6/15/2021[2]	417,549
1,267,844	Series 2019-B, Class A2A, 2.050%, 7/15/2022[2]	1,278,075
	York CLO Ltd.
2,375,000	Series 2016-1A, Class AR, 2.385% (3-Month USD Libor+125 basis points), 10/20/2029[2,3,5]	2,343,766
1,250,000	Series 2016-1A, Class DR, 4.735% (3-Month USD Libor+360 basis points), 10/20/2029[2,3,5]	1,225,610
1,000,000	Series 2016-1A, Class ER, 7.535% (3-Month USD Libor+640 basis points), 10/20/2029[2,3,5]	907,381

22

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$750,000	Series 2015-1A, Class AR, 2.248% (3-Month USD Libor+115 basis points), 1/22/2031[2,3,5]	$735,087
1,375,000	Series 2018-1A, Class D, 4.448% (3-Month USD Libor+335 basis points), 10/22/2031[2,3,5]	1,329,798
1,250,000	Series 2019-1A, Class D, 5.098% (3-Month USD Libor+400 basis points), 7/22/2032[2,3,5]	1,194,942
	Total Asset-Backed Securities
	(Cost $252,960,207)	251,284,230
	COMMERCIAL MORTGAGE-BACKED SECURITIES — 5.7%
2,000,000	280 Park Avenue Mortgage Trust Series 2017-280P, Class B, 1.265% (1-Month USD Libor+108 basis points), 9/15/2034[2,3,5]	1,970,770
	BBCMS Mortgage Trust
3,300,000	Series 2019-BWAY, Class A, 1.141% (1-Month USD Libor+95.6 basis points), 11/25/2034[3,5]	3,195,139
2,000,000	Series 2017-DELC, Class A, 1.035% (1-Month USD Libor+85 basis points), 8/15/2036[3,5]	1,916,256
1,548,000	Series 2018-TALL, Class A, 0.907% (1-Month USD Libor+72.2 basis points), 3/15/2037[3,5]	1,477,097
1,000,000	Series 2018-TALL, Class B, 1.156% (1-Month USD Libor+97.1 basis points), 3/15/2037[3,5]	949,141
650,000	BF Mortgage Trust Series 2019-NYT, Class A, 1.385% (1-Month USD Libor+120 basis points), 12/15/2035[3,5]	645,274
2,770,662	BX Commercial Mortgage Trust Series 2019-XL, Class B, 1.265% (1-Month USD Libor+108 basis points), 10/15/2036[3,5]	2,730,202
1,817,159	CHC Commercial Mortgage Trust Series 2019-CHC, Class D, 2.235% (1-Month USD Libor+205 basis points), 6/15/2034[3,5]	1,610,993
	Citigroup Commercial Mortgage Trust
1,200,000	Series 2018-TBR, Class A, 1.015% (1-Month USD LIBOR+83 basis points), 12/15/2036[2,3,5]	1,102,847
2,000,000	Series 2019-SST2, Class A, 1.105% (1-Month USD LIBOR+92 basis points), 12/15/2036[2,3,5]	1,963,574
750,000	Series 2018-TBR, Class B, 1.335% (1-Month USD Libor+115 basis points), 12/15/2036[2,3,5]	667,211
2,000,000	Series 2016-GC37, Class A4, 3.314%, 4/10/2049[2]	2,177,858
1,000,000	COMM Mortgage Trust Series 2015-DC1, Class A5, 3.350%, 2/10/2048[2]	1,080,680

23

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	BONDS (Continued)
	COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
	CORE Mortgage Trust
$1,485,000	Series 2019-CORE, Class A, 1.065% (1-Month USD Libor+88 basis points), 12/15/2031[3,5]	$1,469,982
1,100,000	Series 2019-CORE, Class B, 1.285% (1-Month USD Libor+110 basis points), 12/15/2031[3,5]	1,078,530
2,050,000	Credit Suisse Mortgage Capital Certificates Series 2019-ICE4, Class A, 1.165% (1-Month USD Libor+98 basis points), 5/15/2036[3,5]	2,035,738
861,356	Fannie Mae Grantor Trust Series 2004-T5, Class AB4, 0.708%, 5/28/2035[2,6]	796,678
146,861	FDIC Guaranteed Notes Trust Series 2010-S2, Class 2A, 2.570%, 7/29/2047[2,5]	148,805
1,900,000	J.P. Morgan Chase Commercial Mortgage Securities Trust Series 2018-WPT, Class AFL, 1.124% (1-Month USD Libor+95 basis points), 7/5/2033[2,3,5]	1,820,532
62,662	Mellon Residential Funding Series 1999-TBC3, Class A2, 2.610%, 10/20/2029[2,6]	60,526
500,000	UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class B, 3.718%, 12/10/2045[2,5,6]	503,354
6,000,000	WFRBS Commercial Mortgage Trust Series 2013-C14, Class A5, 3.337%, 6/15/2046[2]	6,315,912
	Total Commercial Mortgage-Backed Securities
	(Cost $36,519,210)	35,717,099
	CORPORATE — 37.1%
	BASIC MATERIALS — 2.7%
1,357,000	Anglo American Capital PLC 4.000%, 9/11/2027[4,5]	1,451,447
95,000	Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B B.V. 4.750%, 6/15/2027[2,4,5]	95,732
2,500,000	Georgia-Pacific LLC 2.100%, 4/30/2027[2,5]	2,598,175
1,000,000	Huntsman International LLC 4.500%, 5/1/2029[2]	1,053,573
1,360,000	LYB International Finance B.V. 3.500%, 3/2/2027[2,4]	1,485,550
	Methanex Corp.
340,000	4.250%, 12/1/2024[2,4]	310,675
680,000	5.250%, 12/15/2029[2,4]	601,786
2,700,000	Mosaic Co. 4.250%, 11/15/2023[2]	2,832,060

24

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	BONDS (Continued)
	CORPORATE (Continued)
	BASIC MATERIALS (Continued)
$1,370,000	Nucor Corp. 2.700%, 6/1/2030[2]	$1,440,100
	Nutrien Ltd.
1,270,000	1.900%, 5/13/2023[4]	1,311,496
1,370,000	2.950%, 5/13/2030[2,4]	1,454,773
1,465,000	Teck Resources Ltd. 3.900%, 7/15/2030[2,4,5]	1,464,744
750,000	Tronox, Inc. 6.500%, 5/1/2025[2,5]	755,156
		16,855,267
	COMMUNICATIONS — 3.6%
750,000	AMC Networks, Inc. 4.750%, 8/1/2025[2]	740,104
	AT&T, Inc.
3,000,000	1.498% (3-Month USD Libor+118 basis points), 6/12/2024[3]	3,007,089
2,750,000	4.250%, 3/1/2027[2]	3,142,983
1,025,000	2.300%, 6/1/2027[2]	1,059,918
750,000	CCO Holdings LLC / CCO Holdings Capital Corp. 5.375%, 6/1/2029[2,5]	792,105
750,000	CenturyLink, Inc. 4.000%, 2/15/2027[2,5]	727,661
700,000	CSC Holdings LLC 5.500%, 4/15/2027[2,5]	729,050
700,000	eBay, Inc. 1.900%, 3/11/2025[2]	723,637
1,180,000	Fox Corp. 3.050%, 4/7/2025[2]	1,278,290
517,000	Gray Television, Inc. 5.875%, 7/15/2026[2,5]	515,803
2,030,000	Interpublic Group of Cos., Inc. 3.500%, 10/1/2020	2,043,534
	Lamar Media Corp.
700,000	3.750%, 2/15/2028[2,5]	662,147
375,000	4.875%, 1/15/2029[2,5]	378,516
750,000	Match Group, Inc. 4.625%, 6/1/2028[2,5]	761,644
1,500,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 5.152%, 9/20/2029[5]	1,730,340

25

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	BONDS (Continued)
	CORPORATE (Continued)
	COMMUNICATIONS (Continued)
	T-Mobile USA, Inc.
$680,000	1.500%, 2/15/2026[2,5]	$681,652
680,000	2.050%, 2/15/2028[2,5]	682,020
680,000	2.550%, 2/15/2031[2,5]	684,094
750,000	Twitter, Inc. 3.875%, 12/15/2027[2,5]	751,950
175,000	ViaSat, Inc. 6.500%, 7/15/2028[2,5]	175,474
750,000	Videotron Ltd. 5.375%, 6/15/2024[2,4,5]	801,086
	Virgin Media Secured Finance PLC
385,000	5.500%, 5/15/2029[2,4,5]	406,443
45,000	4.500%, 8/15/2030[2,4,5]	45,141
		22,520,681
	CONSUMER, CYCLICAL — 5.3%
2,700,000	Advance Auto Parts, Inc. 4.500%, 12/1/2023[2]	2,930,936
805,000	American Builders & Contractors Supply Co., Inc. 4.000%, 1/15/2028[2,5]	783,635
	BMW U.S. Capital LLC
1,500,000	0.934% (3-Month USD LIBOR+50 basis points), 8/13/2021[3,5]	1,492,481
950,000	3.150%, 4/18/2024[2,5]	1,017,422
1,700,000	BorgWarner, Inc. 2.650%, 7/1/2027[2]	1,743,377
700,000	Daimler Finance North America LLC 2.550%, 8/15/2022[5]	718,592
90,000	Dana, Inc. 5.625%, 6/15/2028[2]	89,567
	Ford Motor Co.
1,160,000	9.000%, 4/22/2025[2]	1,256,425
730,000	9.625%, 4/22/2030[2]	865,908
1,400,000	General Motors Co. 6.125%, 10/1/2025[2]	1,575,087
800,000	Harley-Davidson Financial Services, Inc. 3.350%, 6/8/2025[2,5]	818,478
580,000	Hyundai Capital America 2.292% (3-Month USD LIBOR+94 basis points), 7/8/2021[3,5]	573,944
500,000	Lions Gate Capital Holdings LLC 6.375%, 2/1/2024[2,5]	489,058

26

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	BONDS (Continued)
	CORPORATE (Continued)
	CONSUMER, CYCLICAL (Continued)
$95,000	Macy's, Inc. 8.375%, 6/15/2025[2,5]	$94,703
1,005,000	Magna International, Inc. 2.450%, 6/15/2030[2,4]	1,029,900
2,500,000	McDonald's Corp. 2.125%, 3/1/2030[2]	2,568,435
2,500,000	Mohawk Industries, Inc. 3.625%, 5/15/2030[2]	2,728,267
	Nissan Motor Acceptance Corp.
650,000	1.701% (3-Month USD LIBOR+39 basis points), 7/13/2020[3,5]	649,836
675,000	0.936% (3-Month USD LIBOR+63 basis points), 9/21/2021[3,5]	648,848
650,000	Nordstrom, Inc. 8.750%, 5/15/2025[2,5]	700,068
110,000	PACCAR Financial Corp. 2.650%, 4/6/2023	116,171
1,950,000	Ross Stores, Inc. 4.700%, 4/15/2027[2]	2,266,259
180,000	Sally Holdings LLC / Sally Capital, Inc. 8.750%, 4/30/2025[2,5]	195,638
	Starbucks Corp.
250,000	1.300%, 5/7/2022	253,500
2,500,000	2.550%, 11/15/2030[2]	2,627,555
370,000	Vail Resorts, Inc. 6.250%, 5/15/2025[2,5]	388,731
770,000	VF Corp. 2.400%, 4/23/2025[2]	811,510
	Volkswagen Group of America Finance LLC
2,340,000	3.875%, 11/13/2020[5]	2,362,328
545,000	2.700%, 9/26/2022[5]	563,435
500,000	ZF North America Capital, Inc. 4.500%, 4/29/2022[5]	515,125
		32,875,219
	CONSUMER, NON-CYCLICAL — 7.6%
1,260,000	AbbVie, Inc. 2.300%, 11/21/2022[5]	1,303,053
750,000	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC 5.875%, 2/15/2028[2,5]	775,095
2,480,000	Amgen, Inc. 2.200%, 2/21/2027[2]	2,619,036

27

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	BONDS (Continued)
	CORPORATE (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
$2,500,000	Anheuser-Busch InBev Worldwide, Inc. 3.500%, 6/1/2030[2]	$2,816,245
2,175,000	Anthem, Inc. 4.350%, 8/15/2020	2,184,838
2,240,000	Archer-Daniels-Midland Co. 2.500%, 8/11/2026[2]	2,438,070
750,000	ASGN, Inc. 4.625%, 5/15/2028[2,5]	733,732
2,500,000	Avery Dennison Corp. 2.650%, 4/30/2030[2]	2,567,142
750,000	Bausch Health Cos., Inc. 5.000%, 1/30/2028[2,4,5]	707,055
500,000	Becton, Dickinson and Co. 3.125%, 11/8/2021	513,006
505,000	Biogen, Inc. 2.250%, 5/1/2030[2]	510,715
1,370,000	Boston Scientific Corp. 1.900%, 6/1/2025[2]	1,419,747
2,600,000	Campbell Soup Co. 3.300%, 3/19/2025[2]	2,810,818
250,000	Cigna Corp. 3.200%, 9/17/2020	251,408
2,640,000	CVS Health Corp. 2.875%, 6/1/2026[2]	2,862,914
750,000	DaVita, Inc. 4.625%, 6/1/2030[2,5]	746,344
2,750,000	Equifax, Inc. 2.600%, 12/15/2025[2]	2,935,262
	General Mills, Inc.
865,000	3.700%, 10/17/2023[2]	942,160
415,000	4.000%, 4/17/2025[2]	469,833
2,375,000	HCA, Inc. 4.750%, 5/1/2023	2,578,074
2,500,000	Ingredion, Inc. 2.900%, 6/1/2030[2]	2,664,592
2,500,000	JM Smucker Co. 2.375%, 3/15/2030[2]	2,557,302
	Kellogg Co.
1,215,000	2.650%, 12/1/2023	1,288,855
680,000	2.100%, 6/1/2030[2]	690,236

28

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	BONDS (Continued)
	CORPORATE (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
$250,000	Keurig Dr Pepper, Inc. 3.200%, 5/1/2030[2]	$277,142
495,000	McKesson Corp. 3.650%, 11/30/2020	501,404
250,000	Mondelez International, Inc. 2.125%, 4/13/2023[2]	259,103
45,000	Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics S.A. 7.375%, 6/1/2025[2,5]	45,816
2,375,000	Perrigo Finance Unlimited Co. 3.150%, 6/15/2030[2,4]	2,399,861
700,000	Quest Diagnostics, Inc. 3.450%, 6/1/2026[2]	787,923
340,000	Sysco Corp. 2.600%, 6/12/2022	350,588
	UnitedHealth Group, Inc.
450,000	0.573% (3-Month USD LIBOR+26 basis points), 6/15/2021[3]	450,200
345,000	1.250%, 1/15/2026[2]	351,666
2,450,000	Zimmer Biomet Holdings, Inc. 3.550%, 4/1/2025[2]	2,666,511
		47,475,746
	ENERGY — 2.5%
1,475,000	BP Capital Markets America, Inc. 4.742%, 3/11/2021	1,519,855
500,000	Chevron Corp. 1.554%, 5/11/2025[2]	513,966
	Enable Midstream Partners LP
350,000	4.950%, 5/15/2028[2]	325,282
340,000	4.150%, 9/15/2029[2]	298,564
1,600,000	Enterprise Products Operating LLC 2.800%, 1/31/2030[2]	1,681,102
485,000	Marathon Petroleum Corp. 4.700%, 5/1/2025[2]	543,521
1,280,000	Occidental Petroleum Corp. 2.700%, 8/15/2022	1,193,978
1,015,000	Plains All American Pipeline LP / PAA Finance Corp. 3.800%, 9/15/2030[2]	1,001,598
1,400,000	Sabine Pass Liquefaction LLC 4.200%, 3/15/2028[2]	1,502,396
2,775,000	Schlumberger Finance Canada Ltd. 2.200%, 11/20/2020[4,5]	2,792,738

29

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	BONDS (Continued)
	CORPORATE (Continued)
	ENERGY (Continued)
$2,800,000	Valero Energy Corp. 2.850%, 4/15/2025[2]	$2,956,517
1,500,000	Western Midstream Operating LP 2.661% (3-Month USD Libor+185 basis points), 1/13/2023[3]	1,377,136
		15,706,653
	FINANCIAL — 1.2%
1,490,000	Affiliated Managers Group, Inc. 3.300%, 6/15/2030[2]	1,520,853
703,000	Aircastle Ltd. 5.500%, 2/15/2022[4]	709,904
2,095,000	Avolon Holdings Funding Ltd. 3.625%, 5/1/2022[2,4,5]	1,975,759
250,000	Bank of America Corp. 2.738% (3-Month USD LIBOR+37 basis points), 1/23/2022[2,6]	252,818
619,000	Cboe Global Markets, Inc. 3.650%, 1/12/2027[2]	696,453
840,000	Compass Group Diversified Holdings LLC 8.000%, 5/1/2026[2,5]	857,212
265,000	Diversified Healthcare Trust 9.750%, 6/15/2025[2]	285,041
	Equinix, Inc.
335,000	1.250%, 7/15/2025[2]	336,591
250,000	1.800%, 7/15/2027[2]	251,507
	Iron Mountain, Inc.
175,000	5.000%, 7/15/2028[2,5]	171,391
575,000	5.250%, 7/15/2030[2,5]	564,837
100,000	SBA Tower Trust 3.156%, 10/10/2045[2,5]	100,230
		7,722,596
	INDUSTRIAL — 6.7%
800,000	ABB Finance USA, Inc. 2.875%, 5/8/2022	831,212
750,000	Amsted Industries, Inc. 4.625%, 5/15/2030[2,5]	742,500
700,000	Berry Global, Inc. 4.500%, 2/15/2026[2,5]	691,379
500,000	Builders FirstSource, Inc. 6.750%, 6/1/2027[2,5]	513,342
2,500,000	Carrier Global Corp. 2.722%, 2/15/2030[2,5]	2,511,015

30

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	BONDS (Continued)
	CORPORATE (Continued)
	INDUSTRIAL (Continued)
$2,425,000	CNH Industrial Capital LLC 3.875%, 10/15/2021	$2,486,937
1,950,000	CRH America, Inc. 5.750%, 1/15/2021	1,991,701
2,750,000	FedEx Corp. 3.800%, 5/15/2025[2]	3,060,230
	Flex Ltd.
278,000	4.750%, 6/15/2025[2,4]	310,664
1,730,000	3.750%, 2/1/2026[2,4]	1,835,582
690,000	4.875%, 5/12/2030[2,4]	767,943
405,000	Hillenbrand, Inc. 5.750%, 6/15/2025[2]	419,681
655,000	Howmet Aerospace, Inc. 5.125%, 10/1/2024[2]	677,560
2,900,000	Jabil, Inc. 3.600%, 1/15/2030[2]	3,042,187
850,000	JELD-WEN, Inc. 6.250%, 5/15/2025[2,5]	886,125
1,134,000	Martin Marietta Materials, Inc. 2.500%, 3/15/2030[2]	1,144,948
2,500,000	Owens Corning 3.875%, 6/1/2030[2]	2,671,967
110,000	Owens-Brockway Glass Container, Inc. 6.625%, 5/13/2027[2,5]	114,606
750,000	Plastipak Holdings, Inc. 6.250%, 10/15/2025[2,5]	729,844
1,725,000	Roper Technologies, Inc. 2.950%, 9/15/2029[2]	1,887,561
550,000	SPX FLOW, Inc. 5.875%, 8/15/2026[2,5]	564,333
	Standard Industries, Inc.
1,500,000	6.000%, 10/15/2025[2,5]	1,548,577
180,000	4.375%, 7/15/2030[2,5]	178,594
2,040,000	Stanley Black & Decker, Inc. 2.300%, 3/15/2030[2]	2,140,707
750,000	Summit Materials LLC / Summit Materials Finance Corp. 6.500%, 3/15/2027[2,5]	769,545
2,000,000	Textron, Inc. 0.998% (3-Month USD LIBOR+55 basis points), 11/10/2020[2,3]	1,994,064
750,000	U.S. Concrete, Inc. 6.375%, 6/1/2024[2]	746,329

31

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	BONDS (Continued)
	CORPORATE (Continued)
	INDUSTRIAL (Continued)
$2,000,000	Vulcan Materials Co. 1.000% (3-Month USD LIBOR+65 basis points), 3/1/2021[3]	$1,989,418
1,375,000	Wabtec Corp. 1.613% (3-Month USD Libor+130 basis points), 9/15/2021[2,3]	1,375,000
2,750,000	Waste Management, Inc. 3.200%, 6/15/2026[2]	2,820,012
	WESCO Distribution, Inc.
135,000	7.125%, 6/15/2025[2,5]	142,722
180,000	7.250%, 6/15/2028[2,5]	190,273
		41,776,558
	TECHNOLOGY — 2.7%
140,000	Analog Devices, Inc. 2.950%, 4/1/2025[2]	151,855
500,000	Apple, Inc. 1.125%, 5/11/2025[2]	509,527
2,720,000	Cadence Design Systems, Inc. 4.375%, 10/15/2024[2]	3,033,578
415,000	Dell International LLC / EMC Corp. 4.900%, 10/1/2026[2,5]	457,301
	Hewlett Packard Enterprise Co.
255,000	2.093% (3-Month USD LIBOR+72 basis points), 10/5/2021[2,3]	254,563
2,750,000	4.650%, 10/1/2024[2]	3,090,942
	Infor, Inc.
270,000	1.450%, 7/15/2023[2,5]	272,431
270,000	1.750%, 7/15/2025[2,5]	271,449
1,590,000	Leidos, Inc. 4.375%, 5/15/2030[2,5]	1,795,030
1,500,000	Marvell Technology Group Ltd. 4.200%, 6/22/2023[2,4]	1,613,593
	Microchip Technology, Inc.
755,000	2.670%, 9/1/2023[5]	777,527
810,000	4.250%, 9/1/2025[2,5]	817,447
540,000	NXP B.V. / NXP Funding LLC / NXP USA, Inc. 2.700%, 5/1/2025[2,4,5]	568,129
	Oracle Corp.
245,000	2.500%, 4/1/2025[2]	263,800
245,000	2.800%, 4/1/2027[2]	267,924
750,000	Qorvo, Inc. 4.375%, 10/15/2029[2,5]	769,350

32

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	BONDS (Continued)
	CORPORATE (Continued)
	TECHNOLOGY (Continued)
$750,000	Science Applications International Corp. 4.875%, 4/1/2028[2,5]	$748,935
800,000	Seagate HDD Cayman 4.125%, 1/15/2031[2,4,5]	839,898
500,000	Xilinx, Inc. 2.375%, 6/1/2030[2]	516,158
		17,019,437
	UTILITIES — 4.8%
	AES Corp.
1,650,000	3.300%, 7/15/2025[2,5]	1,702,280
400,000	3.950%, 7/15/2030[2,5]	423,750
2,500,000	American Electric Power Co., Inc. 2.300%, 3/1/2030[2]	2,532,765
2,090,000	Berkshire Hathaway Energy Co. 4.050%, 4/15/2025[2,5]	2,383,143
750,000	Calpine Corp. 4.500%, 2/15/2028[2,5]	736,260
1,273,000	Commonwealth Edison Co. 2.550%, 6/15/2026[2]	1,389,789
1,775,000	Consolidated Edison Co. of New York, Inc. 0.697% (3-Month USD LIBOR+40 basis points), 6/25/2021[3]	1,778,788
	Dominion Energy, Inc.
2,675,000	2.579%, 7/1/2020	2,675,000
2,880,000	2.715%, 8/15/2021[7]	2,944,659
200,000	DPL, Inc. 4.350%, 4/15/2029[2]	202,818
1,600,000	Entergy Mississippi LLC 3.100%, 7/1/2023[2]	1,684,110
245,000	Exelon Corp. 4.050%, 4/15/2030[2]	283,406
2,750,000	Exelon Generation Co. LLC 3.250%, 6/1/2025[2]	2,967,720
495,000	NextEra Energy Capital Holdings, Inc. 2.750%, 5/1/2025[2]	535,449
	Pacific Gas and Electric Co.
680,000	2.100%, 8/1/2027[2]	673,248
2,000,000	2.500%, 2/1/2031[2]	1,960,200
	PG&E Corp.
90,000	5.000%, 7/1/2028[2]	89,888
90,000	5.250%, 7/1/2030[2]	90,675

33

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	BONDS (Continued)
	CORPORATE (Continued)
	UTILITIES (Continued)
$2,500,000	Southern Co. 3.700%, 4/30/2030[2]	$2,863,827
	Vistra Operations Co. LLC
1,300,000	3.700%, 1/30/2027[2,5]	1,339,268
750,000	5.000%, 7/31/2027[2,5]	759,188
		30,016,231
	Total Corporate
	(Cost $225,893,050)	231,968,388
	U.S. GOVERNMENT — 4.7%
	United States Treasury Bill
11,000,000	0.127%, 9/3/2020	10,997,481
10,000,000	0.147%, 9/10/2020	9,997,580
500,000	0.163%, 9/24/2020	499,858
8,000,000	0.142%, 10/8/2020	7,996,810
	Total U.S. Government
	(Cost $29,491,417)	29,491,729
	Total Bonds
	(Cost $544,863,884)	548,461,446
	COMMERCIAL PAPER — 2.8%
3,000,000	Amcor Finance, Inc. 0.270%, 7/31/2020	2,999,172
3,000,000	American Honda Finance 0.550%, 8/24/2020	2,997,639
	BASF S.E.
2,800,000	1.550%, 7/7/2020	2,799,530
3,000,000	0.450%, 9/17/2020	2,993,088
3,000,000	Duke Energy Corp. 0.280%, 8/3/2020	2,999,049
3,000,000	Pfizer, Inc. 0.230%, 10/30/2020	2,997,702
	Total Commercial Paper
	(Cost $17,790,112)	17,786,180

34

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Number of Shares		Value
	SHORT-TERM INVESTMENTS — 8.5%
7,889,184	Fidelity Investments Money Market Funds - Treasury Portfolio - Class I, 0.09%[8]	$7,889,184
45,257,692	Federated Treasury Obligations Fund - Institutional Class, 0.08%[8]	45,257,692
	Total Short-Term Investments
	(Cost $53,146,876)	53,146,876

	TOTAL INVESTMENTS — 103.6%
	(Cost $645,679,144)	647,995,594

	Liabilities in Excess of Other Assets — (3.6)%	(22,648,534)
	TOTAL NET ASSETS — 100.0%	$625,347,060

Principal Amount
	SECURITIES SOLD SHORT — (16.1)%
	BONDS — (16.1)%
	U.S. GOVERNMENT — (16.1)%
	United States Treasury Note
$(42,550,000)	1.125%, 2/28/2025	(44,261,148)
(1,805,000)	0.625%, 3/31/2027	(1,823,579)
(3,059,100)	1.625%, 8/15/2029	(3,338,004)
(47,143,000)	1.500%, 2/15/2030	(50,966,015)
	Total U.S. Government
	(Proceeds $99,557,802)	(100,388,746)

	Total Bonds
	(Proceeds $99,557,802)	(100,388,746)

	Total Securities Sold Short
	(Proceeds $99,557,802)	$(100,388,746)

[1]	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
[2]	Callable.
[3]	Floating rate security.
[4]	Foreign security denominated in U.S. Dollars.
35

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

[5]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $269,186,194 which represents 43.05% of Net Assets.
[6]	Variable rate security.
[7]	Step rate security.
[8]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

36

Palmer Square Income Plus Fund

SUMMARY OF INVESTMENTS

As of June 30, 2020

Security Type/Sector	Percent of Total Net Assets
Bonds
Asset-Backed Securities	40.2%
Corporate	37.1%
Commercial Mortgage-Backed Securities	5.7%
U.S. Government	4.7%
Total Bonds	87.7%
Bank Loans	4.6%
Commercial Paper	2.8%
Short-Term Investments	8.5%
Total Investments	103.6%
Liabilities in Excess of Other Assets	(3.6)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

37

Palmer Square Income Plus Fund

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2020

Assets:
Investments, at value (cost $645,679,144)	$647,995,594
Foreign currency, at value (cost $1,552)	1,596
Cash	334,530
Cash held by broker for futures contracts	15
Cash held by broker for securities sold short and swap contracts	98,975,033
Investment securities sold	4,013,279
Fund shares sold	3,099,604
Interest	3,291,895
Prepaid expenses	25,484
Total assets	757,737,030

Liabilities:
Securities sold short, at value (proceeds $99,557,802)	100,388,746
Investment securities purchased	30,573,934
Fund shares redeemed	414,631
Advisory fees	247,025
Shareholder servicing fees (Note 6)	43,022
Fund administration and accounting fees	91,257
Transfer agent fees and expenses	12,669
Custody fees	11,762
Interest on securities sold short	447,745
Auditing fees	30,300
Commitment fees payable (Note 13)	18,479
Trustees' deferred compensation (Note 3)	5,158
Chief Compliance Officer fees	2,158
Trustees' fees and expenses	1,226
Accrued other expenses	101,858
Total liabilities	132,389,970

Net Assets	$625,347,060

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$653,027,361
Total accumulated deficit	(27,680,301)
Net Assets	$625,347,060

Maximum Offering Price per Share:
Net assets applicable to shares outstanding	$625,347,060
Shares of beneficial interest issued and outstanding	64,112,122
Offering and redemption price per share	$9.75

See accompanying Notes to Financial Statements.

38

Palmer Square Income Plus Fund

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2020

Investment Income:
Interest	$22,437,112
Total investment income	22,437,112

Expenses:
Advisory fees	3,108,555
Shareholder servicing fees (Note 6)	506,566
Fund administration and accounting fees	490,163
Transfer agent fees and expenses	38,246
Custody fees	58,504
Interest on securities sold short	447,745
Brokerage expense	103,529
Registration fees	85,395
Shareholder reporting fees	56,371
Commitment fees (Note 13)	42,091
Auditing fees	28,443
Trustees' fees and expenses	12,140
Chief Compliance Officer fees	10,269
Legal fees	6,736
Miscellaneous	4,968
Insurance fees	3,829
Total expenses	5,003,550
Advisory fees recovered	160,585
Fees paid indirectly (Note 3)	(2,143)
Net expenses	5,161,992
Net investment income	17,275,120

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(8,885,505)
Purchased options contracts	(38,329)
Securities sold short	(1,447,098)
Swap contracts	378,823
Foreign currency transactions	11,792
Net realized loss	(9,980,317)
Net change in unrealized appreciation/depreciation on:
Investments	1,353,289
Securities sold short	(830,944)
Foreign currency transactions	44
Net change in unrealized appreciation/depreciation	522,389
Net realized and unrealized loss	(9,457,928)

Net Increase in Net Assets from Operations	$7,817,192

See accompanying Notes to Financial Statements.

39

Palmer Square Income Plus Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2020	For the Period February 1, 2019 through June 30, 2019*	For the Year Ended January 31, 2019
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$17,275,120	$8,039,219	$14,961,254
Net realized gain (loss) on investments, futures contracts, securities sold short, swap contracts, and foreign currency	(9,980,317)	914,214	(405,057)
Net change in unrealized appreciation/depreciation on investments, futures contracts, securities sold short, swap contract, and foreign currency	522,389	2,752,740	(4,177,861)
Net increase in net assets resulting from operations	7,817,192	11,706,173	10,378,336

Distributions to Shareholders:
Distributions	(17,275,027)	(9,091,289)	(14,532,481)
Total distributions to shareholders	(17,275,027)	(9,091,289)	(14,532,481)

Capital Transactions:
Net proceeds from shares sold	356,812,904	118,578,372	247,989,095
Reinvestment of distributions	14,384,526	7,488,488	11,913,783
Cost of shares redeemed	(319,126,575)	(90,777,601)	(169,246,751)
Net increase in net assets from capital transactions	52,070,855	35,289,259	90,656,127

Total increase in net assets	42,613,020	37,904,143	86,501,982

Net Assets:
Beginning of period	582,734,040	544,829,897	458,327,915
End of period	$625,347,060	$582,734,040	$544,829,897

Capital Share Transactions:
Shares sold	36,563,529	11,979,637	25,150,977
Shares reinvested	1,494,982	760,241	1,214,672
Shares redeemed	(32,958,945)	(9,169,575)	(17,217,687)

Net increase in capital share transactions	5,099,566	3,570,303	9,147,962

*	Fiscal year end changed to June 30 effective February 1, 2019.

See accompanying Notes to Financial Statements.

40

Palmer Square Income Plus Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,	For the Period February 1, 2019 through June 30,	For the Year Ended January 31,
	2020	2019*	2019	2018	2017	2016

Net asset value, beginning of period	$9.87	$9.83	$9.90	$9.81	$9.37	$9.87
Income from Investment Operations:
Net investment income[1,2]	0.28	0.14	0.29	0.27	0.36	0.32
Net realized and unrealized gain (loss)	(0.13)	0.06	(0.08)	0.07	0.48	(0.51)
Net increase from reimbursement by affiliate for valuation error	-	-	-	-	0.01 [7]	-
Total from investment operations	0.15	0.20	0.21	0.34	0.85	(0.19)

Less Distributions:
From net investment income	(0.27)	(0.16)	(0.28)	(0.25)	(0.41)	(0.31)
Total distributions	(0.27)	(0.16)	(0.28)	(0.25)	(0.41)	(0.31)

Redemption fee proceeds[1]	-	-	-	- [3]	- [3]	- [3]

Net asset value, end of period	$9.75	$9.87	$9.83	$9.90	$9.81	$9.37

Total return[4]	1.64%	2.01%[8]	2.11%	3.50%	9.39%	(2.02)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$625,347	$582,734	$544,830	$458,328	$354,076	$465,743

Ratio of expenses to average net assets (including brokerage expense, commitment fees and interest on securities sold short):
Before fees waived and expenses absorbed/recovered[5,6]	0.82%	0.77%[9]	0.80%	0.81%	0.84%	0.80%
After fees waived and expenses absorbed/recovered[5,6]	0.85%	0.77%[9]	0.77%	0.76%	0.77%	0.79%

Ratio of net investment income to average net assets (including brokerage expense, commitment fees and interest on securities sold short):
Before fees waived and expenses absorbed/recovered[2]	2.86%	3.44%[9]	2.89%	2.65%	3.69%	3.24%
After fees waived and expenses absorbed/recovered[2]	2.83%	3.44%[9]	2.92%	2.70%	3.76%	3.25%

Portfolio turnover rate	147%	45%[8]	214%	361%	202%	59%

*	Fiscal year end changed to June 30 effective February 1, 2019.
[1]	Based on average shares outstanding for the period.
[2]	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
[3]	Amount represents less than $0.01 per share.
[4]	Total returns would have been higher/lower had expenses not been recovered/waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the fiscal year ended January 31, 2017, 0.11% of the Fund's total return consists of a reimbursement by an affiliate for valuation error.
[5]	Does not include expenses of the investment companies in which the Fund invests.
[6]	If brokerage expense, commitment fees, and interest on securities sold short had been excluded, the expense ratios would have been lowered by 0.10% for the fiscal year ended June 30, 2020, 0.02% for the period ended June 30, 2019, 0.02%, 0.01%, 0.05%, and 0.05% for the fiscal years ended January 31, 2019, 2018, 2017, and 2016, respectively.
[7]	The Advisor reimbursed the Fund $226,661 for losses from a valuation error during the fiscal year ended January 31, 2017.
[8]	Not annualized.
[9]	Annualized.

See accompanying Notes to Financial Statements.

41

Palmer Square Ultra-Short Duration Investment Grade Fund (PSDSX)

June 2020

As a refresher, the investment objective of the Palmer Square Ultra-Short Duration Investment Grade Fund (the “Fund”) is to seek income. A secondary objective of the Fund is to seek capital appreciation. The Fund is invested primarily in a broad universe of credit such as fixed and floating rate investment grade corporate bond and notes, collateralized loan obligation (“CLOs”) debt, traditional asset-backed securities (“ABS”) debt, and commercial paper. We believe our portfolio presents an ultra-short duration income alternative for investors targeting potential yield, capital preservation, and low volatility.

Since inception (10/7/2016), the Fund has had a flat or positive daily performance 95% of the time.

Performance Overview

The Fund returned 1.91% (net of fees) for the fiscal year-ending 6/30/2020. The Fund’s current yield is 1.93% and yield to expected call* is 1.02%. Interest rate duration* is 0.70 years and spread duration* is 1.11 years.

Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866-933-9033.

	Allocation	6/30/2020 Price	Potential Pull to Par ($)*	Potential Pull to Par (%)*	Yield to Expected Call*
Corp IG Fixed	34%	$104.00	n/a	n/a	0.78%
Corp IG FRN	6%	$99.80	$0.20	0.20%	1.03%
Commercial Paper	4%	$99.99	n/a	n/a	0.27%
CLO AAA	7%	$98.70	$1.30	1.32%	2.16%
CLO AA	2%	$95.70	$4.30	4.49%	3.33%
CLO A	5%	$96.00	$4.00	4.17%	3.42%
CLO BBB	1%	$93.10	$6.90	7.41%	6.92%
CMBS	2%	$97.40	$2.60	2.67%	2.52%
RMBS	3%	$100.70	n/a	n/a	1.13%
ABS	21%	$100.70	n/a	n/a	0.54%
Gov’t Bonds	12%	$99.99	n/a	n/a	0.15%

Source: Palmer Square as of 6/30/2020. Please see Notes and Disclosure for definitions.

Portfolio Snapshot

Please refer to the table below for a portfolio snapshot.

	9/30/2019	12/31/2019	3/31/2020	6/30/2020
Interest Rate Duration*	0.46 yrs	0.42 yrs	0.33 yrs	0.70 yrs
Spread Duration*	0.83 yrs	0.75 yrs	0.81 yrs	1.11 yrs
Yield to Expected Call*	2.33%	2.26%	2.64%	1.02%
Yield to Maturity	2.33%	2.24%	2.36%	0.97%
Current Yield	2.72%	2.61%	1.82%	1.93%
30-day SEC Yield (net of fees)	2.08%	1.98%	1.53%	0.80%
30-day SEC Yield (gross of fees)	1.72%	1.67%	1.24%	0.50%
Weighted Average Price	$100.20	$100.10	$97.8	$101.0

Source: Palmer Square. Past performance does not guarantee future results. *Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com
42

Summary on Attribution, Positioning and Outlook

Fund Allocation/Attribution:

Allocation and Gross Attribution

	9/30/2019 Allocation	12/31/2019 Allocation	3/31/2020 Allocation	6/30/2020 Allocation	7/1/2019 to 6/30/2020 Gross Attribution
IG Corp Fixed	21%	21%	13%	34%	1.06%
IG Corp FRN	11%	10%	11%	6%	0.16%
CLO Debt	16%	15%	15%	15%	0.36%
ABS	22%	19%	19%	21%	0.53%
RMBS	8%	7%	5%	3%	0.11%
CMBS	3%	3%	3%	2%	0.03%
Commercial Paper	11%	18%	0%	4%	0.20%
Bank Loans	0%	0%	0%	0%	0.03%
Gov’t Bonds	7%	7%	17%	12%	0.12%
Cash	1%	0%	17%	3%	0.00%

Please note allocation above is a % of NAV. Gross attribution does not include expenses and fees if applicable. Please see Notes and Disclosure.

Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted

2020 Fund Outlook:

•	Solid Diversification - We believe we have solid diversification across both corporate and structured credit. The four main tools we have utilized to do this include investment grade corporate bonds, commercial paper, traditional asset-backed securities, and CLO debt.

•	Lower Spread Duration Yet Solid Yield -

»	Shorter maturity debt/low spread duration (the percentage price change of a bond’s price given a 1% change in the yield spread) of 1.11 years should keep susceptibility to spread widening risk and volatility low (note: we already had low interest rate duration (the percentage price change of a bond’s price given a 1% change in interest rates)).
»	Approximately 55% of the portfolio is typically self-liquidating within one year.
»	Focus on the top end of the credit quality spectrum.
»	Maintained a strong current yield of 1.93%.

•	Investment Grade Corporate Bond Allocation - Overall investment grade corporate bond exposure increased by approximately 16% from last quarter to 40%. The increase in IG bonds was driven both by 1) opportunistic buying of high-quality, short-duration bonds which were being sold at deep discounts, and 2) participation in IG primary deals which were offering significant new issue concessions (i.e. new bonds pricing at wider levels than existing bonds from same issuer).

•	CLO Allocation/Opportunity to Capture Yield and Total Return - We believe the Fund’s CLO allocation continues to be well-positioned to offer significant yield (especially on a risk adjusted basis).

»	AAA-rated debt has been offering approximately 2.00% to 2.50% in current yield. In addition, CLO debt may also benefit should rates rise incrementally from here.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com
43

•	Traditional Asset-Backed Securities (ABS)/Mortgage-Backed Securities (MBS) Allocation - As of 6/30/2020, 26% of the portfolio. We believe our primary focus on ABS/MBS securities with low spread durations and floating rate coupons allowed us to generate continued positive performance from this portion of the portfolio. During the 2nd quarter, we didn’t make many significant changes to our allocation to ABS/MBS, which continues to be comprised primarily of AAA-rated auto and other high quality, short weighted average life securities.

ABS/MBS Positions	6/30/2020
Prime Autos	20.23%
Equipment	0.79%
ABS (100% AAA)	21.02%
Agency	1.44%
Single Asset/Single Borrower	1.00%
CMBS (100% AA and above)	2.44%
Agency	0.47%
Non-Agency	2.03%
CRT	0.04%
RMBS (100% AA and above)	2.54%

Commercial mortgage-backed securities (CMBS), Residential mortgage-backed securities (RMBS)

In summary, we believe the Fund is well-positioned and has potential to not only generate yield, but also provide investors with a low volatility alternative, which can help diversify a fixed income allocation. We believe we are always opportune in our approach to relative value and could not be more excited about how this portfolio is positioned and its outlook.

Performance Summary

Fund Performance Net of Fees as of 6/30/2020 (inception 10/7/2016)

	Q2 2020	YTD 2020	2019	2018	2017	YTD 2016	1 Year	3 Years	Since Inception Annualized
PSDSX	2.45%	0.80%	3.00%	1.84%	1.50%	0.26%	1.91%	2.12%	1.98%
ICE BofA ML U.S. Treasury Bill Index	0.02%	0.60%	2.28%	1.88%	0.85%	0.09%	1.63%	1.77%	1.53%

Annual Expense Ratio: Gross 0.79%/Net 0.51%. Palmer Square has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 0.50% of the average daily net assets of the Fund. This agreement is effective until October 31, 2020, and it may be terminated before that date only by Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. A portion of the fees charged is waived. Performance prior to waiving fees was lower than the actual returns. To obtain performance information current to the most recent month-end please call 866-933-9033. Please refer to page 2 for the 30-day SEC Yields (net and gross of fees).

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com
44

Summary

The Fund’s diverse portfolio across corporate and structured credit has low spread duration, which may lessen the Fund’s susceptibility to spread widening risk (we already had low interest rate duration (the percentage price change of a bond’s price given a 1% change in interest rates)), is positioned almost entirely investment grade securities, yet has offered a strong current yield and potential opportunity for capital appreciation. In essence, we believe the Fund is well-positioned and has potential to not only generate yield and some total return, but also exhibit lower price volatility should another dislocation hit the market. Please do not hesitate to contact us at investorrelations@palmersquarecap.com or 816-994- 3200 should you desire more information. We would also be happy to set up a call and/or meeting at your convenience.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com
45

Notes and Disclosure

This overview is for informational and comparative purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any interests in the Palmer Square Ultra-Short Duration Investment Grade Fund, the (“Fund”), and/or any other securities, or to provide any other advisory services. Any offer to invest in the funds will be made pursuant to the Fund’s prospectus, which will contain material information not contained herein and to which prospective investors are directed. Before investing, you should carefully read such materials in their entirety. This overview is not intended to replace such materials, and any information herein should not be relied upon for the purposes of investing in the funds or for any other purpose. This overview is a summary and does not purport to be complete.

The allocation and credit quality distribution figures shown are used for illustrative purposes only. Palmer Square does not guarantee to execute that allocation and credit quality distribution. Allocation and exposures information, as well as other referenced categorizations, reflect classifications determined by Palmer Square as well as certain Palmer Square assumptions based on estimated portfolio characteristic information. Ratings listed herein are assigned by Standard & Poor’s (S&P) and Moody’s Investor Service (Moody’s). Credit quality ratings are measured on a scale with S&P’s credit quality ratings ranging from AAA (highest) to D (lowest) and Moody’s credit quality ratings ranging from Aaa (highest) to C (lowest). We use the higher of the two ratings. Credit ratings listed are subject to change. Please contact Palmer Square for more information.

Market opportunities and/or yields shown are for illustration purposes only and are subject to change without notice. Palmer Square does not represent that these or any other strategy/opportunity will prove to be profitable or that the Fund’s investment objective will be met.

This material represents an assessment of the market environment at a specific point in time, is subject to change without notice, and should not be relied upon by the reader as research or investment advice. With regard to sources of information, certain of the economic and market information contained herein has been obtained from published sources and/or prepared by third parties. While such sources are believed to be reliable, Palmer Square or employees or representatives do not assume any responsibility for the accuracy of such information. Palmer Square is under no obligation to verify its accuracy.

The BofA ML US Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. Unlike mutual funds, indices are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Interest Rate Duration measures a portfolio’s sensitivity to changes in interest rates. Spread Duration measures the sensitivity of a bond price based on basis point changes of more than 100. Yield To Call is the yield of a bond or note if you were to buy and hold the security until the call date. Yield To Maturity is the rate of return anticipated on a bond if held until the end of its lifetime. Current Yield is annual income divided by price paid. Yield to Expected Call is a Yield to Call metric that assumes callable bonds are not called on their call date, but at some later date prior to maturity. Potential Pull to Par ($) is the dollar difference between a bond’s current price and par. Potential Pull to Par (%) is the percentage difference between a bond’s current price and par. Yield to Expected Call is a Yield to Call metric that assumes callable bonds are not called on their call date, but at some later date prior to maturity. Yield to Expected Call considers contractual terms in a bond’s indenture or other similar governing document. A bond may be called before or after this date, which has the potential to increase or decrease the Yield to Expected Call calculation. All else equal, when a bond’s price is below par, Yield to Expected Call is a more conservative yield metric than Yield to Call. If a bond is not callable, Yield to Expected Call calculates the bond’s Yield to Maturity.

Past performance is not indicative of future results. Different types of investments involve varying degrees of risk and there can be no assurance that any specific investment will be profitable. Please note that the performance of the funds may not be comparable to the performance of any index shown. Palmer Square has not verified, and is under no obligation to verify, the accuracy of these returns.

The risks of an investment in a collateralized debt obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized debt obligations are generally subject to credit, interest rate, valuation, prepayment and extension risks. These securities are also subject to risk of default on the underlying asset, particularly during periods of economic downturn. Defaults, downgrades, or perceived declines in creditworthiness of an issuer or guarantor of a debt security held by the Fund, or a counterparty to a financial contract with the Fund, can affect the value of the Fund’s portfolio. Credit loss can vary depending on subordinated securities and non-subordinated securities. If interest rates fall, an issuer may exercise its right to prepay their securities. If this happens, the Fund will not benefit from the rise in market price, and will reinvest prepayment proceeds at a later time. The Fund may lose any premium it paid on the security. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market which may result in driving the prices of these securities down. The Fund is classified as a diversified fund, which means it is subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies. The Fund’s classification as a diversified fund may only be changed with the approval of the Fund’s shareholders. Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. High yield securities, commonly referred to as “junk bonds”, are rated below investment grade by at least one of Moody’s, S&P or Fitch (or if unrated, determined by the Fund’s advisor to be of comparable credit quality high yield securities). The Fund is new and has a limited history of operations.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com
46

Notes and Disclosure cont’d

The Palmer Square Ultra-Short Duration Investment Grade Fund is distributed by IMST Distributors, LLC.

Palmer Square Capital Management LLC (“Palmer Square”) is an SEC registered investment adviser with its principal place of business in the State of Kansas. Registration of an investment adviser does not imply a certain level of skill or training. Palmer Square and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which Palmer Square maintains clients. Palmer Square may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Palmer Square with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information about Palmer Square, including fees and services, send for our disclosure statement as set forth on Form ADV using the contact information herein or refer to the Investment Adviser Public Disclosure web site (www.adviserinfo.sec.gov). Please read the disclosure statement carefully before you invest or send money.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com
47

Palmer Square Ultra-Short Duration Investment Grade Fund

FUND PERFORMANCE at June 30, 2020 (Unaudited)

This graph compares a hypothetical $250,000 investment in the Fund, made at its inception, with a similar investment in the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. Results include the reinvestment of all dividends and capital gains.

The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. Unlike mutual funds, indices are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Average Total Returns as of June 30, 2020	1 Year	Since Inception	Inception Date
Palmer Square Ultra-Short Duration Investment Grade Fund	1.91%	1.98%	10/7/16
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.63%	1.53%	10/7/16

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (866) 933-9033.

Gross and net expense ratios for the Fund were 0.79% and 0.51%, respectively, which were the amounts stated in the current prospectus dated November 1, 2019. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.50% of the average daily net assets of the Fund. This agreement is in effect until October 31, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

48

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2020

Principal Amount		Value
	BONDS — 93.0%
	ASSET-BACKED SECURITIES — 36.7%
	Ally Auto Receivables Trust
$18,259	Series 2017-3, Class A3, 1.740%, 9/15/2021[1]	$18,269
74,962	Series 2017-4, Class A3, 1.750%, 12/15/2021[1]	75,106
472,883	Series 2019-4, Class A2, 1.930%, 10/17/2022[1]	475,468
135,413	Series 2019-3, Class A2, 2.060%, 10/17/2022[1]	136,126
709,142	Barings CLO Ltd. Series 2013-IA, Class AR, 1.935% (3-Month USD LIBOR+80 basis points), 1/20/2028[1,2,3]	697,370
625,000	Benefit Street Partners CLO Ltd. Series 2014-IVA, Class A1RR, 2.385% (3-Month USD LIBOR+125 basis points), 1/20/2029[1,2,3]	616,491
250,000	Benefit Street Partners CLO VII Ltd. Series 2015-VIIA, Class BR, 2.685% (3-Month USD LIBOR+155 basis points), 7/18/2027[1,2,3]	238,659
84,078	BlueMountain CLO Ltd. Series 2015-1A, Class A1R, 2.641% (3-Month USD LIBOR+133 basis points), 4/13/2027[1,2,3]	83,713
131,719	BMW Vehicle Lease Trust Series 2019-1, Class A2, 2.790%, 3/22/2021[1]	132,023
71,806	BMW Vehicle Owner Trust Series 2019-A, Class A2, 2.050%, 5/25/2022[1]	72,284
500,000	Bowman Park CLO Ltd. Series 2014-1A, Class CR, 2.610% (3-Month USD LIBOR+225 basis points), 11/23/2025[1,2,3]	490,844
	Capital One Prime Auto Receivables Trust
192,649	Series 2019-1, Class A2, 2.580%, 4/15/2022[1]	194,054
246,406	Series 2019-2, Class A2, 2.060%, 9/15/2022[1]	248,160
	CarMax Auto Owner Trust
4,861	Series 2016-4, Class A3, 1.400%, 8/15/2021[1]	4,863
489,121	Series 2016-3, Class A4, 1.600%, 1/18/2022[1]	490,123
88,871	Series 2018-4, Class A2A, 3.110%, 2/15/2022[1]	89,212
84,588	Series 2017-3, Class A3, 1.970%, 4/15/2022[1]	85,000
400,000	Series 2020-2, Class A2A, 1.750%, 1/17/2023[1]	404,462
400,000	Series 2020-1, Class A2, 1.870%, 4/17/2023[1]	404,592
45,818	Carvana Auto Receivables Trust Series 2019-2A, Class A2, 2.600%, 1/18/2022[1,2]	45,880
250,000	CNH Equipment Trust Series 2020-A, Class A2, 1.080%, 7/17/2023[1]	250,744
220,653	COLT Mortgage Loan Trust Series 2018-4, Class A3, 4.210%, 12/28/2048[1,2,4]	223,207
49

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$22,693	DLL LLC Series 2019-MT3, Class A1, 2.062%, 10/20/2020[1,2]	$22,708
250,000	Dryden XXV Senior Loan Fund Series 2012-25A, Class CRR, 3.069% (3-Month USD LIBOR+185 basis points), 10/15/2027[1,2,3]	240,950
244,974	Emerson Park CLO Ltd. Series 2013-1A, Class C1R, 3.369% (3-Month USD LIBOR+215 basis points), 7/15/2025[1,2,3]	244,743
2,914	Engs Commercial Finance Trust Series 2016-1A, Class A2, 2.630%, 2/22/2022[1,2]	2,916
	Ford Credit Auto Owner Trust
12,850	Series 2018-B, Class A2A, 2.960%, 9/15/2021[1]	12,867
150,000	Series 2020-A, Class A2, 1.030%, 10/15/2022[1]	150,686
	GM Financial Automobile Leasing Trust
120,367	Series 2019-1, Class A2A, 2.910%, 4/20/2021[1]	120,635
64,345	Series 2019-2, Class A2A, 2.670%, 6/21/2021[1]	64,567
200,000	Series 2020-2, Class A2A, 0.710%, 10/20/2022[1]	200,183
	GM Financial Consumer Automobile Receivables Trust
53,443	Series 2017-3A, Class A3, 1.970%, 5/16/2022[1,2]	53,704
141,997	Series 2019-4, Class A2A, 1.840%, 11/16/2022[1]	143,041
378,286	Series 2020-1, Class A2, 1.830%, 1/17/2023[1]	381,355
250,000	Series 2020-2, Class A2A, 1.500%, 3/16/2023[1]	252,103
439,521	Series 2018-4, Class A3, 3.210%, 10/16/2023[1]	450,200
525,000	Highbridge Loan Management Ltd. Series 7A-2015, Class CR, 2.092% (3-Month USD LIBOR+170 basis points), 3/15/2027[1,2,3]	493,516
	Honda Auto Receivables Owner Trust
198,366	Series 2019-1, Class A2, 2.750%, 9/20/2021[1]	199,399
500,000	Series 2020-1, Class A2, 1.630%, 10/21/2022[1]	505,374
	Hyundai Auto Lease Securitization Trust
203,406	Series 2019-B, Class A2, 2.080%, 12/15/2021[1,2]	204,650
400,000	Series 2020-A, Class A2, 1.900%, 5/16/2022[1,2]	404,048
500,000	LCM XXIV Ltd. Series 24A, Class C, 3.385% (3-Month USD LIBOR+225 basis points), 3/20/2030[1,2,3]	478,891
500,000	MMAF Equipment Finance LLC Series 2020-A, Class A2, 0.740%, 4/9/2024[1,2]	501,191
168,721	Nationstar HECM Loan Trust Series 2019-2A, Class A, 2.272%, 11/25/2029[1,2,4]	169,311
50

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$500,000	Newark BSL CLO Ltd. Series 2016-1A, Class A1R, 2.091% (3-Month USD LIBOR+110 basis points), 12/21/2029[1,2,3]	$490,219
300,000	Nissan Auto Receivables Owner Trust Series 2020-A, Class A2, 1.450%, 12/15/2022[1]	302,601
248,584	Oaktree CLO Series 2014-1A, Class A1R, 1.724% (3-Month USD LIBOR+129 basis points), 5/13/2029[1,2,3]	246,127
53,154	OBX Trust Series 2019-EXP2, Class 2A1A, 1.085% (1-Month USD LIBOR+90 basis points), 6/25/2059[1,2,3]	53,104
189,425	OCP CLO Ltd. Series 2015-10A, Class A1R, 1.811% (3-Month USD LIBOR+82 basis points), 10/26/2027[1,2,3]	187,563
500,000	Octagon Investment Partners XXIII Ltd. Series 2015-1A, Class DR, 3.769% (3-Month USD LIBOR+255 basis points), 7/15/2027[1,2,3]	465,566
164,290	Oscar U.S. Funding LLC Series 2019-2A, Class A2, 2.490%, 8/10/2022[1,2]	165,419
900,000	Recette Clo Ltd. Series 2015-1A, Class CR, 2.835% (3-Month USD LIBOR+170 basis points), 10/20/2027[1,2,3]	861,186
	Tesla Auto Lease Trust
4,644	Series 2019-A, Class A1, 2.005%, 12/18/2020[1,2]	4,647
250,000	Series 2019-A, Class A2, 2.130%, 4/20/2022[1,2]	252,864
44,983	Verizon Owner Trust Series 2017-2A, Class A, 1.920%, 12/20/2021[1,2]	45,025
250,000	Volkswagen Auto Loan Enhanced Trust Series 2020-1, Class A2A, 0.930%, 12/20/2022[1]	251,014
83,257	West CLO Ltd. Series 2014-2A, Class A1AR, 2.046% (3-Month USD LIBOR+87 basis points), 1/16/2027[1,2,3]	82,495
	World Omni Auto Receivables Trust
54,455	Series 2018-D, Class A2A, 3.010%, 4/15/2022[1]	54,643
135,378	Series 2017-A, Class A3, 1.930%, 9/15/2022[1]	136,102
400,000	Series 2020-B, Class A2A, 0.550%, 7/17/2023[1]	400,305
	World Omni Automobile Lease Securitization Trust
33,951	Series 2018-B, Class A2B, 0.365% (1-Month USD LIBOR+18 basis points), 6/15/2021[1,3]	33,940
13,058	Series 2018-B, Class A2A, 2.960%, 6/15/2021[1]	13,089
51

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$96,049	Series 2019-B, Class A2A, 2.050%, 7/15/2022[1]	$96,824
	Total Asset-Backed Securities
	(Cost $15,019,044)	14,916,421
	COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.4%
	Citigroup Commercial Mortgage Trust
300,000	Series 2018-TBR, Class A, 1.015% (1-Month USD LIBOR+83 basis points), 12/15/2036[1,2,3]	275,712
300,000	Series 2019-SST2, Class A, 1.105% (1-Month USD LIBOR+92 basis points), 12/15/2036[1,2,3]	294,536
17,481	COMM Mortgage Trust Series 2014-FL5, Class B, 2.335% (1-Month USD LIBOR+215 basis points), 10/15/2031[1,2,3]	16,826
	Government National Mortgage Association
305,865	Series 2013-179, Class A, 1.800%, 7/16/2037[1]	307,826
100,865	Series 2013-12, Class A, 1.410%, 10/16/2042[1]	101,065
	Total Commercial Mortgage-Backed Securities
	(Cost $1,019,796)	995,965
	CORPORATE — 40.1%
	BASIC MATERIALS — 0.7%
250,000	Georgia-Pacific LLC 3.600%, 3/1/2025[1,2]	278,130
	COMMUNICATIONS — 2.7%
250,000	AT&T, Inc. 3.400%, 6/15/2022	262,887
265,000	Comcast Corp. 1.763% (3-Month USD LIBOR+33 basis points), 10/1/2020[3]	265,216
229,000	Cox Communications, Inc. 3.250%, 12/15/2022[2]	241,481
325,000	Interpublic Group of Cos., Inc. 3.500%, 10/1/2020	327,167
		1,096,751
	CONSUMER, CYCLICAL — 6.7%
	BMW U.S. Capital LLC
170,000	0.934% (3-Month USD LIBOR+50 basis points), 8/13/202[12,3]	169,148
250,000	3.150%, 4/18/2024[1,2]	267,743
200,000	Home Depot, Inc. 3.250%, 3/1/2022	209,960
75,000	Hyundai Capital America 2.292% (3-Month USD LIBOR+94 basis points), 7/8/2021[2,3]	74,217
52

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	BONDS (Continued)
	CORPORATE (Continued)
	CONSUMER, CYCLICAL (Continued)
$250,000	Lowe's Cos., Inc. 3.120%, 4/15/2022[1]	$260,237
250,000	NIKE, Inc. 2.250%, 5/1/2023[1]	264,117
	Nissan Motor Acceptance Corp.
250,000	1.701% (3-Month USD LIBOR+39 basis points), 7/13/2020[2,3]	249,937
85,000	0.936% (3-Month USD LIBOR+63 basis points), 9/21/2021[2,3]	81,707
225,000	PACCAR Financial Corp. 2.650%, 5/10/2022	234,622
200,000	Starbucks Corp. 2.100%, 2/4/2021[1]	201,667
200,000	Toyota Motor Credit Corp. 3.300%, 1/12/2022	208,429
260,000	Volkswagen Group of America Finance LLC 3.875%, 11/13/2020[2]	262,481
250,000	Whirlpool Corp. 4.850%, 6/15/2021	260,117
		2,744,382
	CONSUMER, NON-CYCLICAL — 10.8%
120,000	AbbVie, Inc. 2.300%, 11/21/2022[2]	124,100
207,143	Amgen, Inc. 3.875%, 11/15/2021[1]	214,936
325,000	Anthem, Inc. 4.350%, 8/15/2020	326,470
250,000	Archer-Daniels-Midland Co. 3.375%, 3/15/2022[1]	261,661
250,000	Bristol-Myers Squibb Co. 3.875%, 8/15/2025[1,2]	284,588
200,000	Cigna Corp. 3.200%, 9/17/2020	201,126
200,000	Coca-Cola Co. 1.550%, 9/1/2021	202,993
200,000	Conagra Brands, Inc. 1.820% (3-Month USD LIBOR+50 basis points), 10/9/2020[3]	200,120
250,000	CVS Health Corp. 2.125%, 6/1/2021[1]	253,314
250,000	General Mills, Inc. 3.700%, 10/17/2023[1]	272,300
250,000	GlaxoSmithKline Capital, Inc. 3.375%, 5/15/2023	269,667
53

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	BONDS (Continued)
	CORPORATE (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
$250,000	Kellogg Co. 2.650%, 12/1/2023	$265,197
200,000	McKesson Corp. 3.650%, 11/30/2020	202,587
250,000	Merck & Co., Inc. 2.900%, 3/7/2024[1]	270,473
250,000	Mondelez International Holdings Netherlands B.V. 2.125%, 9/19/2022[2,5]	257,740
210,000	PayPal Holdings, Inc. 2.200%, 9/26/2022	217,456
310,000	PepsiCo, Inc. 0.750%, 5/1/2023	313,200
	UnitedHealth Group, Inc.
50,000	0.573% (3-Month USD LIBOR+26 basis points), 6/15/2021[3]	50,022
200,000	2.375%, 10/15/2022	208,563
		4,396,513
	ENERGY — 0.5%
200,000	Enterprise Products Operating LLC 5.200%, 9/1/2020	201,519
	FINANCIAL — 4.1%
250,000	AIG Global Funding 0.757% (3-Month USD LIBOR+46 basis points), 6/25/2021[2,3]	250,451
	American Express Co.
206,000	1.090% (3-Month USD LIBOR+33 basis points), 10/30/2020[1,3]	206,158
250,000	3.000%, 2/22/2021[1]	253,534
250,000	Bank of America Corp. 2.738% (3-Month USD LIBOR+37 basis points), 1/23/2022[1,4]	252,818
250,000	Citigroup, Inc. 2.700%, 3/30/2021	254,088
250,000	PNC Bank N.A. 3.500%, 6/8/2023[1]	270,870
200,000	Visa, Inc. 2.200%, 12/14/2020[1]	201,336
		1,689,255
	INDUSTRIAL — 5.5%
200,000	ABB Finance USA, Inc. 2.875%, 5/8/2022	207,803
	Caterpillar Financial Services Corp.
90,000	0.598% (3-Month USD LIBOR+28 basis points), 9/7/2021[3]	90,075
54

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	BONDS (Continued)
	CORPORATE (Continued)
	INDUSTRIAL (Continued)
$200,000	1.900%, 9/6/2022	$206,450
250,000	CRH America, Inc. 5.750%, 1/15/2021	255,346
250,000	FedEx Corp. 3.400%, 1/14/2022	260,145
200,000	General Dynamics Corp. 3.000%, 5/11/2021	204,635
200,000	John Deere Capital Corp. 0.570% (3-Month USD LIBOR+26 basis points), 9/10/2021[3]	200,214
250,000	Parker-Hannifin Corp. 2.700%, 6/14/2024[1]	266,370
175,000	Penske Truck Leasing Co. Lp / PTL Finance Corp. 3.375%, 2/1/2022[1,2]	179,599
250,000	Textron, Inc. 0.998% (3-Month USD LIBOR+55 basis points), 11/10/2020[1,3]	249,258
100,000	Vulcan Materials Co. 1.000% (3-Month USD LIBOR+65 basis points), 3/1/2021[3]	99,471
		2,219,366
	TECHNOLOGY — 3.7%
200,000	Apple, Inc. 2.400%, 5/3/2023	211,473
30,000	Hewlett Packard Enterprise Co. 2.093% (3-Month USD LIBOR+72 basis points), 10/5/2021[1,3]	29,949
	International Business Machines Corp.
100,000	0.834% (3-Month USD LIBOR+40 basis points), 5/13/2021[3]	100,350
200,000	1.875%, 8/1/2022	205,882
200,000	Marvell Technology Group Ltd. 4.200%, 6/22/2023[1,5]	215,146
	Oracle Corp.
200,000	2.500%, 10/15/2022	209,108
250,000	2.400%, 9/15/2023[1]	261,566
250,000	Qualcomm, Inc. 2.900%, 5/20/2024[1]	269,513
		1,502,987
	UTILITIES — 5.4%
285,000	Ameren Corp. 2.700%, 11/15/2020[1]	286,760
250,000	Berkshire Hathaway Energy Co. 2.375%, 1/15/2021	252,846
55

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	BONDS (Continued)
	CORPORATE (Continued)
	UTILITIES (Continued)
$225,000	Consolidated Edison Co. of New York, Inc. 0.697% (3-Month USD LIBOR+40 basis points), 6/25/2021[3]	$225,480
225,000	Dominion Energy, Inc. 2.715%, 8/15/2021[6]	230,052
250,000	Duke Energy Carolinas LLC 3.050%, 3/15/2023[1]	266,169
250,000	Duke Energy Corp. 1.800%, 9/1/2021[1]	253,322
250,000	Electricite de France S.A. 2.350%, 10/13/2020[1,2,5]	250,839
50,000	Entergy Corp. 4.000%, 7/15/2022[1]	53,090
250,000	Entergy Mississippi LLC 3.100%, 7/1/2023[1]	263,142
110,000	NextEra Energy Capital Holdings, Inc. 2.403%, 9/1/2021	112,513
		2,194,213
	Total Corporate
	(Cost $16,107,874)	16,323,116
	RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.5%
	FDIC Guaranteed Notes Trust
48,781	Series 2010-S4, Class A, 0.898% (1-Month USD LIBOR+72 basis points), 12/4/2020[1,2,3]	48,725
1,249	Series 2010-S2, Class 1A, 0.673% (1-Month USD LIBOR+50 basis points), 11/29/2037[1,2,3]	1,249
84,081	Series 2010-S2, Class 2A, 2.570%, 7/29/2047[1,2]	85,193
20,513	FDIC Trust Series 2013-R2, Class A, 1.250%, 3/25/2033[1,2]	20,520
77,968	Finance of America Structured Securities Trust Series 2019-HB1, Class A, 3.279%, 4/25/2029[1,2,4]	78,338
36,657	Freddie Mac REMICS Series 4002, Class DB, 2.000%, 3/15/2030	36,780
16,491	Freddie Mac Structured Agency Credit Risk Debt Notes Series 2016-DNA4, Class M2, 1.485% (1-Month USD LIBOR+130 basis points), 3/25/2029[1,3]	16,479
42,589	Nationstar HECM Loan Trust Series 2019-1A, Class A, 2.651%, 6/25/2029[1,2,4]	42,805
	RMF Buyout Issuance Trust
59,396	Series 2019-1, Class A, 2.475%, 7/25/2029[1,2,4]	59,698
56

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	BONDS (Continued)
	RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
$200,000	Series 2019-1, Class M1, 2.521%, 7/25/2029[1,2,4]	$201,586
	Total Residential Mortgage-Backed Securities
	(Cost $587,219)	591,373
	U.S. GOVERNMENT — 12.3%
	United States Treasury Bill
1,250,000	0.117%, 8/6/2020	1,249,854
750,000	0.147%, 9/10/2020	749,819
1,000,000	0.163%, 9/24/2020	999,717
2,000,000	0.142%, 10/8/2020	1,999,202
	Total U.S. Government
	(Cost $4,998,489)	4,998,592
	Total Bonds
	(Cost $37,732,422)	37,825,467
	COMMERCIAL PAPER — 3.7%
250,000	Amcor Finance, Inc. 0.270%, 7/31/2020	249,931
250,000	American Honda Finance 0.550%, 8/24/2020	249,803
	BASF S.E.
250,000	1.550%, 7/7/2020	249,958
250,000	0.450%, 9/17/2020	249,424
250,000	Duke Energy Corp. 0.280%, 8/3/2020	249,921
250,000	Pfizer, Inc. 0.230%, 10/30/2020	249,809
	Total Commercial Paper
	(Cost $1,499,172)	1,498,846
57

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Number of Shares		Value
	SHORT-TERM INVESTMENTS — 10.4%
4,271	Fidelity Investments Money Market Funds - Treasury Portfolio - Class I, 0.09%[7,8]	$4,271
4,242,669	Federated Treasury Obligations Fund - Institutional Class, 0.08%[8]	4,242,669
	Total Short-Term Investments
	(Cost $4,246,940)	4,246,940

	TOTAL INVESTMENTS — 107.1%
	(Cost $43,478,534)	43,571,253

	Liabilities in Excess of Other Assets — (7.1)%	(2,884,660)
	TOTAL NET ASSETS — 100.0%	$40,686,593

[1]	Callable.
[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $12,164,356 which represents 29.90% of Net Assets.
[3]	Floating rate security.
[4]	Variable rate security.
[5]	Foreign security denominated in U.S. Dollars.
[6]	Step rate security.
[7]	All or a portion of this security is segregated as collateral for securities sold short. The market value of the securities pledged as collateral was $4,271.
[8]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

58

Palmer Square Ultra-Short Duration Investment Grade Fund

SUMMARY OF INVESTMENTS

As of June 30, 2020

Security Type/Sector	Percent of Total Net Assets
Bonds
Corporate	40.1%
Asset-Backed Securities	36.7%
U.S. Government	12.3%
Commercial Mortgage-Backed Securities	2.4%
Residential Mortgage-Backed Securities	1.5%
Total Bonds	93.0%
Commercial Paper	3.7%
Short-Term Investments	10.4%
Total Investments	107.1%
Liabilities in Excess of Other Assets	(7.1)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

59

Palmer Square Ultra-Short Duration Investment Grade Fund

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2020

Assets:
Investments, at value (cost $43,478,534)	$43,571,253
Cash held at broker for securities sold short	2,863
Receivables:
Investment securities sold	219,516
Fund shares sold	100,000
Due from Advisor	1,440
Interest	141,109
Prepaid expenses	1,460
Total assets	44,037,641

Liabilities:
Payables:
Investment securities purchased	2,699,998
Fund shares redeemed	546,530
Shareholder servicing fees (Note 6)	9,083
Fund administration and accounting fees	26,640
Auditing fees	23,100
Transfer agent fees and expenses	6,695
Trustees' deferred compensation (Note 3)	3,896
Custody fees	2,921
Commitment fees (Note 13)	1,871
Chief Compliance Officer fees	1,820
Trustees' fees and expenses	1,435
Accrued other expenses	27,059
Total liabilities	3,351,048

Net Assets	$40,686,593

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$40,798,660
Total accumulated deficit	(112,067)
Net Assets	$40,686,593

Maximum Offering Price per Share:
Net assets applicable to shares outstanding	$40,686,593
Shares of beneficial interest issued and outstanding	2,033,671
Offering and redemption price per share	$20.01

See accompanying Notes to Financial Statements.

60

Palmer Square Ultra-Short Duration Investment Grade Fund

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2020

Investment Income:
Interest	$1,051,471
Total investment income	1,051,471

Expenses:
Advisory fees	106,604
Fund administration and accounting fees	74,860
Legal fees	12,367
Shareholder servicing fees (Note 6)	32,389
Registration fees	35,056
Auditing fees	23,100
Transfer agent fees and expenses	17,655
Shareholder reporting fees	10,059
Custody fees	9,608
Trustees' fees and expenses	10,239
Miscellaneous	7,605
Chief Compliance Officer fees	8,962
Commitment fees (Note 13)	703
Insurance fees	2,114
Total expenses	351,321
Advisory fees waived	(106,604)
Other expenses absorbed	(30,976)
Net expenses	213,741
Net investment income	837,730

Realized and Unrealized Loss:
Net realized loss on investments	(101,820)
Net change in unrealized appreciation/depreciation on investments	(13,611)
Net realized and unrealized loss	(115,431)

Net Increase in Net Assets from Operations	$722,299

See accompanying Notes to Financial Statements.

61

Palmer Square Ultra-Short Duration Investment Grade Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2020	For the Period August 1, 2018 through June 30, 2019*	For the Year Ended July 31, 2018
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$837,730	$1,325,131	$1,054,491
Net realized gain (loss) on investments, securities sold short and futures contracts	(101,820)	(47,267)	44,226
Net change in unrealized appreciation/depreciation on investments, securities sold short and futures contracts	(13,611)	171,761	(115,468)
Net increase in net assets resulting from operations	722,299	1,449,625	983,249

Distributions to Shareholders:
Distributions[1]	(848,669)	(1,407,644)
Total distributions to shareholders	(848,669)	(1,407,644)
From net investment income			(1,046,116)
Total distributions to shareholders			(1,046,116)

Capital Transactions:
Net proceeds from shares sold	23,143,948	18,229,548	68,825,983
Reinvestment of distributions	823,853	1,389,823	991,355
Cost of shares redeemed	(30,941,587)	(37,992,201)	(56,404,401)
Net increase (decrease) in net assets from capital transactions	(6,973,786)	(18,372,830)	13,412,937

Total increase (decrease) in net assets	(7,100,156)	(18,330,849)	13,350,070

Net Assets:
Beginning of period	47,786,749	66,117,598	52,767,528
End of period[2]	$40,686,593	$47,786,749	$66,117,598

Capital Share Transactions:
Shares sold	1,154,996	908,635	3,434,754
Shares reinvested	41,407	69,533	49,601
Shares redeemed	(1,545,877)	(1,897,543)	(2,816,214)

Net increase (decrease) in capital share transactions	(349,474)	(919,375)	668,141

*	Fiscal year end changed to June 30 effective August 1, 2018.
[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in 2018.
[2]	End of year net assets include accumulated undistributed net investment income of $118,736 for the year ended July 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See accompanying Notes to Financial Statements.

62

Palmer Square Ultra-Short Duration Investment Grade Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30, 2020	For the Period August 1, 2018 through June 30, 2019**	For the Year Ended July 31, 2018	For the Period October 7, 2016* through July 31, 2017

Net asset value, beginning of period	$20.05	$20.02	$20.03	$20.00
Income from Investment Operations:
Net investment income[1]	0.39	0.46	0.35	0.23
Net realized and unrealized gain (loss)	(0.01)	0.06	(0.02)	0.01
Total from investment operations	0.38	0.52	0.33	0.24
Less Distributions:
From net investment income	(0.42)	(0.49)	(0.34)	(0.21)
Total distributions	(0.42)	(0.49)	(0.34)	(0.21)

Net asset value, end of period	$20.01	$20.05	$20.02	$20.03

Total return[2]	1.91%	2.64%[4]	1.66%	1.18%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$40,687	$47,787	$66,118	$52,768

Ratio of expenses to average net assets (including commitment fees and interest on securities sold short):
Before fees waived and expenses absorbed[5]	0.82%	0.79%[3]	0.84%	0.94%[3]
After fees waived and expenses absorbed[5]	0.50%	0.51%[3]	0.51%	0.50%[3]

Ratio of net investment income to average net assets (including commitment fees and interest on securities sold short):
Before fees waived and expenses absorbed	1.65%	2.23%[3]	1.44%	0.97%[3]
After fees waived and expenses absorbed	1.97%	2.51%[3]	1.77%	1.41%[3]

Portfolio turnover rate	100%	72%[4]	147%	118%[4]

*	Commencement of operations.
**	Fiscal year end changed to June 30 effective August 1, 2018.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Annualized.
[4]	Not annualized.
[5]	If commitment fees and interest on securities sold short had been excluded, the expense ratios would have been lowered by 0.00% for the fiscal year ended June 30, 2020, 0.01% for the period ended June 30, 2019, and for the fiscal year ended July 31, 2018, and 0.00% for the period ended July 31, 2017.

See accompanying Notes to Financial Statements.

63

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS

June 30, 2020

Note 1 – Organization

Palmer Square Income Plus Fund (“Income Plus Fund”) and Palmer Square Ultra-Short Duration Investment Grade Fund (“Ultra-Short Duration Investment Grade Fund’’) (each a “Fund” and collectively the “Funds”) are organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Income Plus Fund’s primary investment objective is to seek income and capital appreciation. The Income Plus Fund commenced operations on February 28, 2014, prior to which its only activity was the receipt of a $2,500 investment from principals of the Income Plus Fund’s advisor and a $94,313,788 transfer of shares of the Income Plus Fund in exchange for the net assets of the Palmer Square Opportunistic Investment Grade Plus Trust (“Private Fund I”) and Palmer Square Investment Grade Plus Trust (“Private Fund II”), each a Delaware statutory trust (each a “Private Fund” collectively, the “Private Funds”). This exchange was nontaxable, whereby the Income Plus Fund issued 9,428,446 shares for the net assets of the Private Funds on February 28, 2014. Assets with a fair market value of $94,313,788 consisting of cash, interest receivable and securities of the Private Funds with a fair value of $92,629,439 (identified cost of investments transferred $91,621,375) were the primary assets received by the Income Plus Fund. For financial reporting purposes, assets received and shares issued by the Income Plus Fund were recorded at fair value; however, the cost basis of the investments received from the Private Funds was carried forward to align ongoing reporting of the Income Plus Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.

The Ultra-Short Duration Investment Grade Fund’s primary investment objective is to seek income. A secondary objective is to seek capital appreciation. The Ultra-Short Duration Investment Grade Fund commenced investment operations on October 7, 2016.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Funds might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Funds’ advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

64

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

(b) Bank Loans

The Funds may purchase participations in commercial loans. Such investments may be secured or unsecured. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Funds assume the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which the Funds intend to invest may not be rated by any nationally recognized rating service.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Funds to supply additional cash to the borrower on demand, representing a potential financial obligation by the Funds in the future. The Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. Commitment fees are processed as a reduction in cost.

In addition, the Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Funds are committed to advance additional funds, it will at all-times segregate or "earmark" liquid assets, in an amount sufficient to meet such commitments.

(c) Asset-Backed Securities

Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Funds invest. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Funds may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

65

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

(d) Mortgage-Backed Securities

The Funds may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying residential or commercial mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of residential or commercial mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but may contain some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates.

(e) Short Sales

Short sales are transactions under which the Funds sell a security they do not own in anticipation of a decline in the value of that security. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds then are obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Funds. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Funds are required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Funds also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Funds are subject to the risk that they may not always be able to close out a short position at a particular time or at an acceptable price.

66

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

(f) Futures Contracts

The Funds may use interest rate, foreign currency, index and other futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made.

A futures contract held by the Funds is valued daily at the official settlement price of the exchange on which it is traded. Each day the Funds pay or receive cash, called "variation margin", equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Funds but is instead a settlement between the Funds and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Funds will mark to market their open futures positions. The Funds also are required to deposit and to maintain margin with respect to put and call options on futures contracts written by them. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Funds. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Funds realize a capital gain, or if it is more, the Funds realize a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Funds realize a capital gain, or if it is less, the Funds realize a capital loss. The transaction costs also must be included in these calculations.

(g) Swap Agreements and Swaptions

The Funds may enter into credit default swap agreements for investment purposes. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Funds. The Funds may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Funds would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. The notional value will be used to segregate liquid assets for selling protection on credit default swaps. If the Funds were a buyer and no credit event occurs, the Funds would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. The use of swap agreements by the Funds entail certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

67

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

The Funds may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Funds would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Funds in the event of a default. The purchase of credit default swaps involves costs, which will reduce each Fund's return.

The Funds may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Funds or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Funds may write (sell) and purchase put and call swaptions. The Funds may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Funds are hedging its assets or its liabilities. The Funds may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Funds may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Funds anticipate purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Funds’ use of options.

Depending on the terms of the particular option agreement, the Funds will generally incur a greater degree of risk when they write a swaption than they will incur when it purchases a swaption. When the Funds purchase a swaption, they risk losing only the amount of the premium they have paid should they decide to let the option expire unexercised. However, when the Funds write a swaption, upon exercise of the option the Funds will become obligated according to the terms of the underlying agreement.

68

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

(h) Options Contracts

The Funds may write or purchase options contracts primarily to enhance each Fund’s returns or reduce volatility. In addition, the Funds may utilize options in an attempt to generate gains from options premiums or to reduce overall portfolio risk. When the Funds write or purchases an option, an amount equal to the premium received or paid by the Funds are recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or a loss on investment transactions. The Funds, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

(i) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(j) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open period October 7, 2016 (commencement of operations) through July 31, 2017, and as of and during the open year ended July 31, 2018, and as of and during the period ended August 1, 2018 through June 30, 2019, and as of and during the year ended June 30, 2020, the Ultra-Short Duration Investment Grade Fund did not have a liability for any unrecognized tax benefits. As of and during the open years ended January 31, 2017-2019, and as of and during the period ended February 1, 2019 through June 30, 2019, and as of and during the year ended June 30, 2020, the Income Plus Fund did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

69

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

(k) Distributions to Shareholders

The Funds will make distributions of net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(l) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Palmer Square Capital Management LLC (the “Advisor”). Under the terms of the Agreement, the Income Plus Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.49% of its average daily net assets and the Ultra-Short Duration Investment Grade Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.25% of its average daily net assets. Prior to November 1, 2019, the Income Plus Fund paid monthly investment advisory fee at the annual rate of 0.55% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Funds to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.75% and 0.50% of the Income Plus Fund and Ultra-Short Duration Investment Grade Fund’s average daily net assets, respectively. This agreement is in effect until October 31, 2020 and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended June 30, 2020, the Advisor recovered its previously waived advisory fees totaling $160,585 for the Income Plus Fund, and waived advisory fees and other expenses totaling $137,580 for the Ultra-Short Duration Investment Grade Fund. The Funds’ Advisor is permitted to seek reimbursement from the Funds, subject to certain limitations, of fees waived or payments made to the Funds for a period ending three full fiscal years after the date of the waiver or payment.  This reimbursement may be requested from the Funds if the reimbursement will not cause the Funds’ annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The Advisor may recapture all or a portion of this amount no later than dates stated below:

70

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

Income Plus Fund
January 31, 2021	$170,703
January 31, 2022	142,783
June 30, 2022	12,105
Total	$325,591

Ultra-Short Duration Investment Grade Fund
July 31, 2020	$49,921
July 31, 2021	151,458
June 30, 2022	146,653
June 30, 2023	137,580
Total	$485,612

UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian. The Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended June 30, 2020, are reported on the Statement of Operations.

The Income Plus Fund has a fee arrangement with its custodian, UMB Bank, n.a., which provides for custody fees to be reduced by earning credits based on cash balances left on deposit with the custodian. For the year ended June 30, 2020, the total fees reduced by earning credits were $2,143. Such amount is shown as a reduction of expenses, "Fees paid indirectly", on the Statement of Operations.

IMST Distributors, LLC (“Distributor”) serves as the Funds’ distributor. The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended June 30, 2020, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statement of Operations.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Funds and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended June 30, 2020, are reported on the Statement of Operations.

71

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

Note 4 – Federal Income Taxes

At June 30, 2020, the cost of securities on a tax basis and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

	Income Plus Fund	Ultra-Short Duration Investment Grade Fund
Cost of investments	$546,630,503	$43,478,534

Gross unrealized appreciation	$10,892,231	$285,537
Gross unrealized depreciation	(9,915,886)	(192,818)
Net unrealized appreciation on investments	$976,345	$92,719

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2020, permanent differences in book and tax accounting have been reclassified to Capital and Total accumulated deficit as follows:

	Increase (Decrease)
	Paid-In Capital	Total Accumulated Earnings/(Deficit)
Income Plus Fund	$(65,969)	$65,969
Ultra-Short Investment Grade Fund	630	(630)

As of June 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Income Plus Fund	Ultra-Short Duration Investment Grade Fund
Undistributed ordinary income	$-	$-
Undistributed long-term gains	-	-
Tax accumulated earnings	-	-

Accumulated capital and other losses	(28,651,532)	(200,890)
Unrealized appreciation/(depreciation) on investments and securities sold short	976,345	92,719
Foreign currency translations	44	-
Unrealized deferred compensation	(5,158)	(3,896)
Total accumulated earnings/(deficit)	$(27,680,301)	$(112,067)

72

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

The tax character of distributions paid during each Fund’s respective fiscal period end were as follows:

	Income Plus Fund		Ultra-Short Duration Investment Grade Fund
Distribution paid from:	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Ordinary income	$17,275,027	$9,091,289	$848,669	$1,407,644
Net long-term capital gains	-	-	-	-
Total taxable distributions	17,275,027	9,091,289	848,669	1,407,644
Total distributions paid	$17,275,027	$9,091,289	$848,669	$1,407,644

At June 30, 2020, the Funds had capital loss carryforwards, which reduce the Funds' taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Not Subject to Expiration:
	Short-Term	Long-Term	Total
Income Plus Fund	$10,599,178	$18,052,354	$28,651,532
Ultra-Short Duration Investment Grade Fund	128,875	72,015	200,890

Note 5 – Investment Transactions

For the year ended June 30, 2020, for the Income Plus Fund, purchases and sales of investments, excluding short-term investments, futures contracts, and swap contracts were $825,357,236 and $779,700,403, respectively. Securities sold short and short securities covered were $161,102,109 and $62,896,652, respectively, for the same period.

For the year ended June 30, 2020, for the Ultra-Short Duration Investment Grade Fund, purchases and sales of investments, excluding short-term investments, were $31,791,180 and $36,487,829, respectively.

Note 6 – Shareholder Servicing Plan

The Trust, on behalf of the Funds, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended June 30, 2020, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 – Redemption Fee

Effective April 3, 2017, the Income Plus Fund no longer charges redemption fees. Prior to April 3, 2017, the Income Plus Fund imposed a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 30 days of purchase. Prior to August 5, 2016, the Income Plus Fund imposed a redemption fee of 2.00% of the total redemption amount within 180 days of purchase.

Note 8 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

73

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

74

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2020, in valuing the Funds’ assets carried at fair value:

Income Plus Fund	Level 1	Level 2	Level 3*	Total
Assets
Investments
Bank Loans	$-	$28,601,092	$-	$28,601,092
Bonds
Asset-Backed Securities	-	251,284,230	-	251,284,230
Commercial Mortgage-Backed Securities	-	35,717,099	-	35,717,099
Corporate**	-	231,968,388	-	231,968,388
U.S. Government	-	29,491,729	-	29,491,729
Commercial Paper	-	17,786,180	-	17,786,180
Short-Term Investments	53,146,876	-	-	53,146,876
Total Investments	$53,146,876	$594,848,718	$-	$647,995,594

Liabilities
Securities Sold Short
Bonds
U.S. Government	$-	$100,388,746	$-	$100,388,746
Total Securities Sold Short	$-	$100,388,746	$-	$100,388,746

Ultra-Short Duration Investment Grade Fund	Level 1	Level 2	Level 3*	Total
Investments
Bonds
Asset-Backed Securities	$-	$14,916,421	$-	$14,916,421
Commercial Mortgage-Backed Securities	-	995,965	-	995,965
Corporate**	-	16,323,116	-	16,323,116
Residential Mortgage-Backed Securities	-	591,373	-	591,373
U.S. Government	-	4,998,592	-	4,998,592
Commercial Paper	-	1,498,846	-	1,498,846
Short-Term Investments	4,246,940	-	-	4,246,940
Total Investments	$4,246,940	$39,324,313	$-	$43,571,253

*	The Funds did not hold any Level 3 securities at period end.
**	All corporate bonds held in each Fund are Level 2 securities. For a detailed break-out by major sector classification, please refer to the Schedule of Investments for each Fund.
75

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

	Income Plus Fund	Ultra-Short Duration Investment Grade Fund	Ultra-Short Duration Investment Grade Fund
	Asset-Backed Securities	Asset-Backed Securities	Residential Mortgage Backed Securities
Balance as of June 30, 2019	$8,087,610	$499,981	$200,890
Transfers into Level 3 during the period*	-	-	-
Transfers out of Level 3 during the period**	(1,076,425)	(45,880)	(42,805)
Total gains or losses for the period
Included in earnings (or changes in net assets)	(25,344)	81	(1,768)

Included in other comprehensive income	-	-	-
Purchases, sales, and principal paydowns
Net purchases	-	-	-
Net sales	(1,483,594)	-	(98,906)
Principal paydowns	(5,502,247)	(454,182)	(57,411)
Balance as of June 30, 2020	$-	$-	$-
Change in unrealized gains or losses for the period included in earnings (or changes in net assets) for assets held at the end of the reporting period	$(9,105)	$65	$(674)

*	Transferred from Level 2 to Level 3 because of a lack of observable market data resulting from a decrease in market activity for the securities.
**	Transferred from Level 3 to Level 2 because observable market data became available for the securities.

Note 10 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Income Plus Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Income Plus Fund’s financial position, performance and cash flows.

76

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

The effects of derivative instruments on the Statement of Operations for the year ended June 30, 2020 are as follows:

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives
Purchased options contracts	$-	$(38,329)	$-	$-	$(38,329)
Swap contracts	378,823	-	-	-	378,823
	$378,823	$(38,329)	$-	$-	$340,494

There were no effects of derivative instruments on unrealized appreciation/depreciation.

The notional amount and the number of contracts are included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of June 30, 2020 are as follows:

Derivatives not designated as hedging instruments
Purchased options contracts	Equity contracts	Notional amount	$2,054,800
Swap contracts	Credit contracts	Notional amount	$4,100,000

Note 11 - Disclosures about Offsetting Assets and Liabilities

Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivatives Association Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Funds and each of its counterparties. These agreements allow the Funds and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Funds’ custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to each Fund from its counterparties are not fully collateralized contractually or otherwise, each Fund bears the risk of loss from counterparty non-performance.

The Funds did not hold any swap contracts as of June 30, 2020.

Note 12 – Unfunded Commitments

The Funds may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Note 2(a) and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.

As of June 30, 2020, the Funds had no unfunded loan commitments outstanding.

77

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

Note 13 – Line of Credit

The Funds together with other funds managed by the Advisor (together “Palmer Square Funds”) have entered into a Senior Secured Revolving Credit Facility (“Facility”) of $25,000,000 with UMB Bank, n.a. Each Fund is permitted to borrow up to the lesser of the available credit line amount or an amount up to 20% of the adjusted net assets of each Fund. The purpose of the Facility is to finance temporarily the repurchase or redemption of shares of each fund. Borrowings under this agreement bear interest at the one-month London Interbank Offered Rate (LIBOR) plus 1.75%. As compensation for holding the lending commitment available, the Palmer Square Funds are charged a commitment fee on the average daily unused balance of the Facility at the rate of 0.20% per annum. The commitment fees for the year ended June 30, 2020 are disclosed in the Statement of Operations. The Funds did not borrow under the line of credit agreement during the year ended June 30, 2020.

Note 14 – COVID-19 Risks

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Funds, including political, social and economic risks. Any such impact could adversely affect the Funds’ performance, the performance of the securities in which the Funds invest and may lead to losses on your investment in each Fund. The ultimate impact of COVID-19 on the financial performance of the Funds’ investments are not reasonably estimable at this time.

Note 15 – Events Subsequent to Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated each Fund’s related events and transactions that occurred through the date of issuance of each Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in each Fund’s financial statements.

78

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of Palmer Square Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Palmer Square Income Plus Fund and Palmer Square Ultra-Short Duration Investment Grade Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of June 30, 2020, the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Palmer Square Income Plus Fund and Palmer Square Ultra-Short Duration Investment Grade Fund as of June 30, 2020, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting Palmer Square Funds	Statement of operations	Statements of changes in net assets	Financial highlights
Palmer Square Income Plus Fund	For the year ended June 30, 2020.	For the year ended June 30, 2020, for the period February 1, 2019 through June 30, 2019 (fiscal year end change), and for the year ended January 31, 2019.	For the year ended June 30, 2020, for the Period February 1, 2019 through June 30, 2019 (fiscal year end change), and each of the four years in the period ended January 31, 2019.
Palmer Square Ultra-Short Duration Investment Grade Fund	For the year ended June 30, 2020.	For the year ended June 30, 2020, for the period August 1, 2018 through June 30, 2019 (fiscal year end change), and for the year ended July 31, 2018.	For the year ended June 30, 2020, for the Period August 1, 2018 through June 30, 2019 (fiscal year end change), for the year ended July 31, 2018 and for the period from October 7, 2016 (commencement of operations) through July 31, 2017.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

79

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 31, 2020
80

Palmer Square Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (866) 933-9033. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	2	361 Social Infrastructure Fund, a closed-end investment company.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	2	361 Social Infrastructure Fund, a closed-end investment company, and Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	2	361 Social Infrastructure Fund, a closed-end investment company.

81

Palmer Square Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Independent Trustee:
John P. Zader ᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	2	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund; Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	2	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios), and 361 Social Infrastructure Fund, a closed-end investment company.

82

Palmer Square Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Interested Trustee:
Maureen Quill ᵃ* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); President, UMB Distribution Services (March 2013 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; Vice President, Investment Managers Series Trust (December 2013 – June 2014).	2	361 Social Infrastructure Fund, a closed-end investment company.
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.

			N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.

			N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016

Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015). Chief Compliance Officer (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.

			N/A	N/A

83

Palmer Square Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Officer of the Trust:
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 52 series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.
e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

84

Palmer Square Funds

EXPENSE EXAMPLES

For the Six Months Ended June 30, 2020 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2020 to June 30, 2020.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Income Plus Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/20	6/30/20	1/1/20 – 6/30/20
Actual Performance	$1,000.00	$997.90	$4.25
Hypothetical (5% annual return before expenses)	1,000.00	1,020.61	4.30

*	Expenses are equal to the Fund’s annualized expense ratio of 0.86%, multiplied by the average account values over the period, multiplied by 182/366 (to reflect the six month period). The expense ratio reflects an expense recoupment. Assumes all dividends and distributions were reinvested.
85

Palmer Square Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended June 30, 2020 (Unaudited)

Ultra-Short Duration Investment Grade Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/20	6/30/20	1/1/20 – 6/30/20
Actual Performance	$1,000.00	$1,008.00	$2.49
Hypothetical (5% annual return before expenses)	1,000.00	1,022.38	2.51

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50%, multiplied by the average account values over the period, multiplied by 182/366 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.
86

This page is intentionally left blank

This page is intentionally left blank

Palmer Square Funds

Each a series of Investment Managers Series Trust

Investment Advisor

Palmer Square Capital Management LLC

1900 Shawnee Mission Parkway, Suite 315

Mission Woods, Kansas 66205

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Palmer Square Income Plus Fund	PSYPX	46141P 388
Palmer Square Ultra-Short Duration Investment Grade Fund	PSDSX	46141Q 816

Privacy Principles of the Palmer Square Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Palmer Square Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting

The Funds’ proxy voting policies and procedures, as well as information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, are available, without charge and upon request by calling (866) 933-9033 or on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Funds file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Funds’ Form N-PORT on the SEC’s website at www.sec.gov.

Prior to their use of Form N-PORT, the Funds filed their complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (866) 933-9033.

Palmer Square Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (866) 933-9033

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 866-933-9033

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Palmer Square Funds	FYE 6/30/2020	FYE 6/30/2019
Audit Fees	$47,800	$40,400
Audit-Related Fees	N/A	N/A
Tax Fees	$5,600	$5,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Palmer Square Funds	FYE 6/30/2020	FYE 6/30/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Palmer Square Funds

Non-Audit Related Fees	FYE 6/30/2020	FYE 6/30/2019
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	9/8/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	9/8/2020

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	9/8/2020